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                                                                   Exhibit 10.4
                           FIVE-YEAR CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 15, 2000

                                      AMONG

                       PIONEER-STANDARD ELECTRONICS, INC.,

                        THE FOREIGN SUBSIDIARY BORROWERS,

                                  THE LENDERS,

                                       AND

                               BANK ONE, MICHIGAN

                                    AS AGENT

                         BANC ONE CAPITAL MARKETS, INC.

                     AS LEAD ARRANGER AND SOLE BOOK RUNNER,

               KEYBANK NATIONAL ASSOCIATION, AS SYNDICATION AGENT,

                                       AND

                   ABN AMRO BANK N.V., AS DOCUMENTATION AGENT


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                                TABLE OF CONTENTS
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
ARTICLE  I    DEFINITIONS.............................................................................................. 1
ARTICLE II.   THE CREDITS..............................................................................................15
         2.1.     Commitment...........................................................................................15
         2.2.     Required Payments; Termination.......................................................................16
         2.3.     Ratable Loans........................................................................................16
         2.4.     Types of Advances....................................................................................16
         2.5.     Swing Line Loans.....................................................................................16
         2.6.     Facility Fee; Reductions and Increases in Aggregate Commitment.......................................17
         2.7.     Minimum Amount of Each Advance.......................................................................18
         2.8.     Optional Principal Payments..........................................................................19
         2.9.     Method of Selecting Types and Interest Periods for New Advances......................................19
         2.10.    Conversion and Continuation of Outstanding Advances..................................................19
         2.11.    Changes in Interest Rate, etc........................................................................20
         2.12.    Rates Applicable After Default.......................................................................20
         2.13.    Method of Payment....................................................................................20
         2.14.    Noteless Agreement; Evidence of Indebtedness.........................................................21
         2.15.    Telephonic Notices...................................................................................22
         2.16.    Interest Payment Dates; Interest and Fee Basis.......................................................22
         2.17.    Notification of Advances, Interest Rates, Prepayments and Commitment Reductions......................22
         2.18.    Lending Installations................................................................................22
         2.19.    Non-Receipt of Funds by the Agent....................................................................22
         2.20.    Facility LCs.........................................................................................23
       2.20.1.    Issuance.............................................................................................23
       2.20.2.    Participations.......................................................................................23
       2.20.3.    Notice...............................................................................................23
       2.20.4.    Fees.................................................................................................23
       2.20.5.    Administration; Reimbursement by Lenders.............................................................24
       2.20.6.    Reimbursement........................................................................................24
       2.20.7.    Obligations Absolute.................................................................................25
       2.20.8.    Actions of LC Issuer.................................................................................25
      2.20.09.    Indemnification......................................................................................25
      2.20.10.    Lenders' Indemnification.............................................................................26
      2.20.11.    Facility LC Collateral Account.......................................................................26
      2.20.12.    Rights as a Lender...................................................................................26
         2.21.    Extension of Facility Termination Date...............................................................26
         2.22.    Replacement of Lender................................................................................27
         2.23.    Judgment Currency....................................................................................27


ARTICLE III.   YIELD PROTECTION; TAXES.................................................................................28
         3.1.     Yield Protection.....................................................................................28
         3.2.     Changes in Capital Adequacy Regulations..............................................................29
         3.3.     Availability of Types of Advances....................................................................29
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

         3.4.     Funding Indemnification..............................................................................29
         3.5.     Taxes................................................................................................30
         3.6.     Lender Statements; Survival of Indemnity.............................................................31


ARTICLE IV.   CONDITIONS PRECEDENT.....................................................................................31
         4.1.     Initial Credit Extension.............................................................................32
         4.2.     Each Credit Extension................................................................................32


ARTICLE V.   REPRESENTATIONS AND WARRANTIES............................................................................33
         5.1.     Existence and Standing...............................................................................33
         5.2.     Authorization and Validity...........................................................................33
         5.3.     No Conflict; Government Consent......................................................................33
         5.4.     Financial Statements.................................................................................34
         5.5.     Material Adverse Change..............................................................................34
         5.6.     Taxes................................................................................................34
         5.7.     Litigation and Contingent Obligations................................................................34
         5.8.     Subsidiaries.........................................................................................34
         5.9.     ERISA............................................................................................... 34
         5.10.    Accuracy of Information..............................................................................35
         5.11.    Regulations T, U and X...............................................................................35
         5.12.    Material Agreements..................................................................................35
         5.13.    Compliance With Laws.................................................................................35
         5.14.    Ownership of Properties..............................................................................35
         5.15.    Plan Assets; Prohibited Transactions.................................................................35
         5.16.    Environmental Matters................................................................................35
         5.17.    Investment Company Act...............................................................................36
         5.18.    Public Utility Holding Company Act...................................................................36


ARTICLE VI.   COVENANTS................................................................................................36
         6.1.     Financial Reporting..................................................................................36
         6.2.     Use of Proceeds......................................................................................37
         6.3.     Notice of Default....................................................................................37
         6.4.     Conduct of Business..................................................................................37
         6.5.     Taxes  ..............................................................................................38
         6.6.     Insurance............................................................................................38
         6.7.     Compliance with Laws.................................................................................38
         6.8.     Maintenance of Properties............................................................................38
         6.9.     Inspection...........................................................................................38
         6.10.    Indebtedness.........................................................................................38
         6.11.    Merger...............................................................................................39
         6.12.    Sale of Assets.......................................................................................39
         6.13.    Investments and Acquisitions.........................................................................40
         6.14.    Liens................................................................................................41
         6.15.    Affiliates...........................................................................................42
         6.16.    Financial Contracts..................................................................................42
         6.17.    Financial Covenants..................................................................................42
       6.17.1.    Fixed Charge Coverage Ratio..........................................................................42

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

       6.17.2.    Leverage Ratio.......................................................................................42
       6.17.3.    Minimum Net Worth....................................................................................43
         6.18.    Guaranties...........................................................................................43
         6.19.    Other Indebtedness...................................................................................43



ARTICLE VII.   DEFAULTS................................................................................................44


ARTICLE VIII.   ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES.........................................................46
         8.1.     Acceleration; Facility LC Collateral Account.........................................................46
         8.2.     Amendments...........................................................................................47
         8.3.     Preservation of Rights...............................................................................48


ARTICLE IX.  GENERAL PROVISIONS........................................................................................49
         9.1.     Survival of Representations..........................................................................49
         9.2.     Governmental Regulation..............................................................................49
         9.3.     Headings.............................................................................................49
         9.4.     Entire Agreement.....................................................................................49
         9.5.     Several Obligations; Benefits of this Agreement......................................................49
         9.6.     Expenses; Indemnification............................................................................49
         9.7.     Numbers of Documents.................................................................................50
         9.8.     Accounting...........................................................................................50
         9.9.     Severability of Provisions...........................................................................51
         9.10.    Nonliability of Lenders..............................................................................51
         9.11.    Confidentiality......................................................................................51
         9.12.    Nonreliance..........................................................................................51
         9.13.    Disclosure...........................................................................................51


ARTICLE X.  THE AGENT..................................................................................................51
         10.1.    Appointment; Nature of Relationship..................................................................51
         10.2.    Powers...............................................................................................52
         10.3.    General Immunity.....................................................................................52
         10.4.    No Responsibility for Loans, Recitals, etc...........................................................52
         10.5.    Action on Instructions of Lenders....................................................................52
         10.6.    Employment of Agents and Counsel.....................................................................53
         10.7.    Reliance on Documents; Counsel.......................................................................53
         10.8.    Agent's Reimbursement and Indemnification............................................................53
         10.9.    Notice of Default....................................................................................53
         10.10.   Rights as a Lender...................................................................................53
         10.11.   Lender Credit Decision...............................................................................54
         10.12.   Successor Agent......................................................................................54
         10.13.   Agent and Arranger Fees..............................................................................54
         10.14.   Delegation to Affiliates.............................................................................55
         10.15.   Co-Agents, Documentation Agent, Syndication Agent, etc...............................................55
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


ARTICLE XI.  SETOFF; RATABLE PAYMENTS..................................................................................55
         11.1.    Setoff ..............................................................................................55
         11.2.    Ratable Payments.....................................................................................55


ARTICLE XII.   BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.......................................................55
         12.1.    Successors and Assigns...............................................................................55
         12.2.    Participations.......................................................................................56
                  12.2.1.     Permitted Participants; Effect...........................................................56
                  12.2.2.     Voting Rights............................................................................56
                  12.2.3.     Benefit of Setoff........................................................................56
         12.3.    Assignments..........................................................................................57
                  12.3.1.     Permitted Assignments....................................................................57
                  12.3.2.     Effect; Effective Date...................................................................57
         12.4.    Dissemination of Information.........................................................................57
         12.5.    Tax Treatment........................................................................................58


ARTICLE XIII.   NOTICES................................................................................................58
         13.1.    Notices..............................................................................................58
         13.2.    Change of Address....................................................................................58


ARTICLE XIV.  COUNTERPARTS.............................................................................................58


ARTICLE XV.   CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.............................................59
         15.1.    CHOICE OF LAW........................................................................................59
         15.2.    CONSENT TO JURISDICTION..............................................................................59
         15.3.    WAIVER OF JURY TRIAL.................................................................................59


PRICING SCHEDULE.......................................................................................................75


EXHIBIT A.   FORM OF OPINION...........................................................................................77


EXHIBIT B.   COMPLIANCE CERTIFICATE....................................................................................79


EXHIBIT C.   ASSIGNMENT AGREEMENT......................................................................................81


EXHIBIT D.   LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION............................................................99


EXHIBIT E.   NOTE        ..............................................................................................90


SCHEDULE 1.   SUBSIDIARIES AND OTHER INVESTMENTS.......................................................................92

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


SCHEDULE 2.   INDEBTEDNESS AND LIENS...................................................................................93

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





                           FIVE-YEAR CREDIT AGREEMENT

         This Five-Year Credit Agreement, dated as of September 15, 2000, is among Pioneer-Standard Electronics, Inc., an Ohio corporation, the Foreign Subsidiary Borrowers, the Lenders and Bank One, Michigan, a Michigan banking corporation having its principal office in Detroit, Michigan, as LC Issuer and as Agent. The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         As used in this Agreement:

         "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

         "Advance" means a borrowing hereunder, (i) made by some or all of the Lenders on the same Borrowing Date, or (ii) converted or continued by the Lenders on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and, in the case of Eurodollar Loans, for the same Interest Period. The term "Advance" shall include Swing Line Loans unless otherwise expressly provided.

         "Affected Lender" is defined in Section 2.22.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise.

         "Agent" means Bank One in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

         "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders, as increased or reduced from time to time pursuant to the terms hereof.

         "Aggregate Outstanding Credit Exposure" means, at any time, the aggregate of the Outstanding

Credit Exposure of all the Lenders.

         "Agreement" means this Five-Year Credit Agreement, as it may be amended or modified and in effect from time to time.

         "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4.

         "Agreed Currencies" means Dollars and any Eligible Currencies.

         "Agreement for Inventory Purchases" means that certain Agreement for Inventory Financing (Unsecured), dated as of March 31, 1998, by and between IBM Credit Corporation and Borrower, as amended or modified from time to time.

         "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "Applicable Fee Rate" means, at any time, the percentage rate per annum at which Facility Fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

         "Applicable Margin" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

         "Arranger" means Banc One Capital Markets, Inc., a Delaware corporation, and its successors, in its capacity as Lead Arranger and Sole Book Runner.

         "Article" means an article of this Agreement unless another document is specifically referenced.

         "Authorized Officer" means any of the president, the chief executive officer or the chief financial officer of the Borrower or any other person designated in writing by the president, the chief executive officer or the chief financial officer of the Borrower to act as an Authorized Officer in connection herewith, acting singly.

         "Available Aggregate Commitment" means, at any time, the Aggregate Commitment then in effect minus the Aggregate Outstanding Credit Exposure at such time.

         "Bank One" means Bank One, Michigan, a Michigan banking corporation having its principal office in Detroit, Michigan, in its individual capacity, and its successors.

         "Board of Directors" means:

         (1) with respect to a corporation, the board of directors of the corporation;

         (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and

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


         (3) with respect to any other Person, the board or committee or manager of such Person serving a similar function.

         "Borrower" means Pioneer-Standard Electronics, Inc., an Ohio corporation, and its permitted successors and assigns.

         "Borrowers" means the Borrower and the Foreign Subsidiary Borrowers.

         "Borrowing Base" means, at any time, an amount equal to the difference of:

         (a) the sum of (i) 85% of Eligible Accounts Receivable plus (ii) the lesser of (y) 50% of Eligible Inventory or (z) $175,000,000, minus

         (b) an amount equal to: (i) the aggregate outstanding principal balance of all loans under the 364-Day Credit Agreement; plus (ii) the aggregate outstanding principal amount of the Senior Unsecured Notes; minus (iii) the aggregate amount of cash balances of the Borrower and its Subsidiaries at such time.

For purposes of this definition, the amount of all Eligible Inventory and Eligible Accounts Receivable shall be expressed as the Dollar Amount thereof.

         "Borrowing Base Certificate" means a borrowing base certificate in a form approved by the Agent from time to time.

         "Borrowing Date" means a date on which an Advance is made hereunder.

         "Borrowing Notice" is defined in Section 2.8.

         "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Detroit and New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Detroit for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with Agreement Accounting Principles.

         "Capital Stock" means (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities or any other form of equity securities, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.


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         "Capitalized Lease" of a Person means any lease of Property by such
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-2 or better by S&P or P-2 or better by Moody's, (iii) demand deposit accounts maintained in the ordinary course of business, and (iv) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

         "Change in Control" means the occurrence of either of the following:
(i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting Capital Stock of the Borrower; or (ii) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral Shortfall Amount" is defined in Section 8.1.

         "Commitment" means, for each Lender, the obligation of such Lender to make Revolving Loans to, and participate in Facility LCs issued upon the application of, the Borrower and to participate in Swing Line Loans made to a Borrower, in an aggregate amount not exceeding the amount set forth opposite its signature below, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.2 or as otherwise modified from time to time pursuant to the terms hereof.

         "Consolidated Capital Expenditures" means, with reference to any period, the Capital Expenditures of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Debt" means at any time the Indebtedness of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, excluding Indebtedness outstanding under the Agreement for Inventory Purchases and the Convertible Debentures.

         "Consolidated EBITDA" means (a) Consolidated Net Income, plus (b) to the extent deducted in determining such Consolidated Net Income, Consolidated Interest Expense, income taxes and depreciation and amortization expense, MINUS
(c) to the extent included in determining such Consolidated Net Income, each of the following, without duplication: (i) the income of any Person (other than a Wholly-Owned Subsidiary of the Borrower) in which any Person other than the Borrower or any of its Subsidiaries has a joint interest or a partnership interest or other ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (ii) gains (or plus non-cash losses) from the sale, exchange, transfer or other disposition of property or assets of the Borrower and its Subsidiaries, and related tax effects in accordance with

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

Agreement Accounting Principles, (iii) any other extraordinary, unusual or non-recurring gains or other income (or plus other extraordinary, unusual or non-recurring non-cash losses) not from the continuing operations of the Borrower or its Subsidiaries, and related tax effects in accordance with Agreement Accounting Principles and (iv) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

         "Consolidated Interest Expense" means, with reference to any period, the interest expense of the Borrower and its Subsidiaries calculated on a consolidated basis for such period, excluding any interest expense attributable solely to the Convertible Debentures.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Net Worth" means at any time the consolidated stockholders' equity of the Borrower and its Subsidiaries plus, without duplication, the aggregate outstanding principal amount of the Convertible Debentures, all as calculated on a consolidated basis as of such time and excluding foreign currency translation adjustments.

         "Consolidated Rentals" means, with reference to any period, the Rentals of the Borrower and its Subsidiaries calculated on a consolidated basis for such period.

         "Consolidated Tangible Net Worth" means, as of any date, the difference of (i) Consolidated Net Worth, minus (ii) to the extent included in determining the amount under the foregoing clause (i), the net book value of goodwill, cost in excess of fair value of net assets acquired, patents, trademarks, tradenames and copyrights, treasury stock and all other assets which are deemed intangible assets under Agreement Accounting Principles.

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Borrower who:

         (1) was a member of such Board of Directors on the date of this Agreement; or

         (2) was nominated for election to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

         "Controlled Group" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

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

         "Conversion/Continuation Notice" is defined in Section 2.9.

         "Convertible Debentures" means the Series A 6 3/4% Junior Convertible Subordinated Debentures of Borrower, due March 31, 2028, issued in an aggregate original principal amount of up to $150,000,000, under that certain Junior Subordinated Indenture, dated as of March 23, 1998, of Borrower to Wilmington Trust Company, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of March 23, 1998, of Borrower to Wilmington Trust Company, as trustee.

         "Credit Extension" means the making of an Advance or the issuance of a Facility LC hereunder.

         "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

         "Default" means an event described in Article VII.

         "Defaulting Lender" means any Lender that (i) on any Borrowing Date fails to make available to the Agent such Lender's Loans required to be made to the Borrower on such Borrowing Date, (ii) shall not have made a payment to the Agent required under this Agreement or (iii) shall not have made a payment to the LC Issuer or the Swing Line Lender required under this Agreement. Once a Lender becomes a Defaulting Lender, such Lender shall continue as a Defaulting Lender until such time as such Defaulting Lender makes available to the Agent, the amount of such Defaulting Lender's Loans and to the LC Issuer and the Swing Line Lender, such payments requested by the LC Issuer and by the Swing Line Lender together with all other amounts required to be paid to the Agent and/or the LC Issuer and/or the Swing Line Lender pursuant to this Agreement.

         "Dollar Amount" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the equivalent in such currency of such amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such currency on the London market at 11:00 a.m., London time, on such date.

         "Dollars" and "$" shall mean the lawful currency of the United States of America.

         "Domestic Subsidiary" means each present and future Subsidiary of the Borrower which is not a Foreign Subsidiary.

         "Eligible Accounts Receivable" means, as of any date, those accounts receivable of the Borrower and its Subsidiaries, on a consolidated basis, valued at the face amount thereof less, without duplication, such reserves as may be established by the Borrower or on the books and records of the Borrower and less such reserves as the Agent elects to establish in its reasonable credit judgment; but shall not include any such account receivable that for any other reason is at any time deemed by the Agent to be ineligible in its reasonable credit judgment.

         "Eligible Currency" means any currency other than Dollars (i) that is readily available, (ii) that is freely traded, (iii) in which deposits are customarily offered to banks in the London interbank market, (iv) which is convertible into Dollars in the international interbank market, (v) as to which an Equivalent Amount may be readily calculated and (vi) as to which the Swing Line Lender has agreed may be an Eligible Currency. If, after the designation by the Swing Line Lender of any currency as an Eligible Currency, (x) currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the Swing Line Lender, no longer readily available or freely traded or (z) in the determination of the Swing Line Lender, an Equivalent Amount of such currency is not readily calculable, the Swing Line Lender shall promptly notify the Borrowers, and such currency shall no longer be an Eligible Currency until such time as the Swing Line Lender agrees to reinstate such currency as an Eligible Currency and promptly, but in any event within five Business Days of receipt of such notice from the Swing Line Lender, the relevant Borrower shall repay all Swing Line Loans in such affected currency or convert such Loans into Loans in Dollars or another Eligible Currency, subject to the other terms set forth in Article II.

         "Eligible Inventory" means, as of any date, that inventory (including raw materials, work in process and finished goods) of the Borrower and its Subsidiaries, on a consolidated basis, less, without duplication, such reserves as may be established by the Borrower or on its books and records and less such reserves as the Agent elects to establish in its reasonable credit judgment; but shall not include any such inventory (a) that does not constitute inventory readily salable or usable in the business of the Borrower or any Subsidiary, (b) that bears a trademark or trade name of International Business Machines Corporation or is otherwise purchased or financed under the Agreement for Inventory Purchases or (c) that for any other reason is at any time deemed by the Agent to be ineligible in its reasonable credit judgment.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to
(i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

         "Equivalent Amount" of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent for such other currency at 11:00 a.m., London time, on the date on or as of which such amount is to be determined.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "Eurodollar Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank

One or one of its Affiliate banks offers to place deposits in U.S.
dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period.

         "Eurodollar Loan" means a Loan which, except as otherwise provided in
Section 2.12, bears interest at the applicable Eurodollar Rate.

         "Eurodollar Rate" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus
(ii) the Applicable Margin.

         "Excluded Taxes" means, in the case of each Lender or applicable Lending Installation and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Agent is incorporated or organized or (ii) the jurisdiction in which the Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located.

         "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

         "Extension Request" is defined in Section 2.21.

         "Facility LC" is defined in Section 2.20.1.

         "Facility LC Application" is defined in Section 2.20.3.

         "Facility LC Collateral Account" is defined in Section 2.20.11.

         "Facility Termination Date" means September 15, 2005 or any later date as may be specified as the Facility Termination Date in accordance with Section
2.21 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Detroit time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

         "Financial Contract" of a Person means (i) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any Rate Management Transaction.

         "Floating Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

         "Floating Rate Advance" means an Advance which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Floating Rate Loan" means a Loan which, except as otherwise provided in Section 2.12, bears interest at the Floating Rate.

         "Foreign Subsidiary" means each Subsidiary organized under the laws of a jurisdiction outside of the United States.

         "Foreign Subsidiary Borrower" means each Foreign Subsidiary designated as a Foreign Subsidiary Borrower hereunder from time to time in accordance with
Section 8.2.

         "Guarantor" means, with respect to any Obligation of any Foreign Subsidiary Borrower, the Borrower and, with respect to any Obligation of the Borrower, any Subsidiary, if any, of the Borrower required to execute a Guaranty at any time pursuant to Section 6.18.

         "Guaranty" means each guaranty executed by a Guarantor in favor of the Agent, for the ratable benefit of the Lenders, pursuant to the Agreement an in form and substance satisfactory to the Agent, as they may be amended or modified and in effect from time to time.

         "Indebtedness" of a Person means such Person's (i) any obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles would be shown as a liability on the consolidated balance sheet of such Person, and including without limitation the amount outstanding under the Agreement for Inventory Purchases, the Convertible Debenture and the Senior Unsecured Notes, obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, obligations which are evidenced by notes, acceptances or other instruments, obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, and Capitalized Lease Obligations, (ii) Off-Balance Sheet Liabilities, and (iii) Contingent Obligations with respect to any of the foregoing.

         "Interest Period" means, with respect to a Eurodollar Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

         "LC Fee" is defined in Section 2.20.4.

         "LC Issuer" means Bank One (or any subsidiary or affiliate of Bank One designated by Bank One) in its capacity as issuer of Facility LCs hereunder.

         "LC Obligations" means, at any time, the sum, without duplication, of
(i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

         "LC Payment Date" is defined in Section 2.20.5.

         "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns. Unless otherwise specified, the term "Lenders" includes Bank One in its capacity as Swing Line Lender.

         "Lending Installation" means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.18.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Leverage Ratio" means, as of any date of calculation, the ratio of (i) Consolidated Debt outstanding on such date to (ii) Consolidated EBITDA for the Borrower's then most-recently ended four fiscal quarters.

         "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "Loan" means a Revolving Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, the Facility LC Applications, the Guaranty, any Notes issued pursuant to Section 2.14, any Pledge Agreements and any other agreement or document executed in connection with any of the foregoing.

         "Margin Stock" means "margin stock" as defined in Regulations U or X or "marginable OTC stock" or "foreign margin stock" within the meaning of Regulation T.

         "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of any Borrower to perform its obligations under the Loan Documents, or
(iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, the LC Issuer or the Lenders thereunder.

         "Material Indebtedness" is defined in Section 7.5.

         "Modify" and "Modification" are defined in Section 2.20.1.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

         "National City Credit Agreement" means the Credit Agreement dated as of March 27, 1998 among Pioneer-Standard Electronics, Inc., the lenders party thereto, and National City Bank, as agent for such lenders.

         "Non-U.S. Borrower" is defined in Section 3.1(b).

         "Non-U.S. Lender" is defined in Section 3.5(iv).

         "Note" is defined in Section 2.14.

         "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent, the LC Issuer or any indemnified party arising under the Loan Documents.

         "Off-Balance Sheet Liability" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which is not a Capitalized Lease, (iii) any liability under any so-called "synthetic lease" transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause
(iv) Operating Leases.

         "Operating Lease" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

         "Other Taxes" is defined in Section 3.5(ii).

         "Outstanding Credit Exposure" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Revolving Loans outstanding at such time, plus (ii) an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans and LC Obligations outstanding at such time.

         "Participants" is defined in Section 12.2.1.

         "Payment Date" means the last day of each calendar quarter.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Securitization Transaction" is defined in Section 6.12(v).

         "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

         "Pledge Agreement" means each pledge agreement and any other agreement or document executed and delivered by the Borrower or any of its Subsidiaries to the Agent, each in form and substance satisfactory to the Agent, pursuant to which the Borrower or such Subsidiary grants a pledge on any Capital Stock of any Foreign Subsidiary, including any amendment, modification, renewal or replacement of any such pledge agreement or other agreement or document.

         "Pricing Schedule" means the Schedule attached hereto identified as such.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

         "Pro Rata Share" means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender's Commitment and the denominator of which is the Aggregate Commitment.

         "Purchasers" is defined in Section 12.3.1.

         "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "Rate Management Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Transactions.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors.

         "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.20 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

         "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any Operating Lease.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Reports" is defined in Section 9.6.

         "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the Aggregate Outstanding Credit Exposure.

         "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "Revolving Loan" means, with respect to a Lender, such Lender's loan made pursuant to its commitment to lend set forth in Section 2.1 (or any conversion or continuation thereof).

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sale and Leaseback Transaction" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

         "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

         "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

         "Securitization Entity" means a wholly-owned Subsidiary of the Borrower that engages in no activities other than Permitted Securitization Transactions and any necessary related activities and owns no assets other than as required for Permitted Securitization Transactions and (i) no portion of the Indebtedness (contingent or otherwise) of which is guaranteed by the Borrower or any Subsidiary of the Borrower or is recourse to or obligates the Borrower or any Subsidiary of the Borrower in any way, other than pursuant to customary representations, warranties, covenants, indemnities and other obligations entered into in connection with a Permitted Securitization Transaction, and (ii) to which neither the Borrower nor any Subsidiary of the Borrower has any material obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

         "Senior Unsecured Notes" means the 8 1/2% Senior Notes of Borrower, due August 2006, issued in an aggregate original principal amount of $150,000,000, under that certain Indenture, dated as of August 1, 1996, of Borrower to Star Bank, N.A., as trustee.

         "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

         "Single Employer Plan" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

         "Swing Line Borrowing Notice" is defined in Section 2.5.2.

         "Swing Line Lender" means Bank One or such other Lender which may succeed to its rights and obligations as Swing Line Lender pursuant to the terms of this Agreement and shall include, without limitation, any office, branch, subsidiary or affiliate of Bank One or such other Lender selected by Bank One or such other Lender from time to time as the provider of any Swing Line Loan.

         "Swing Line Loan" means a Loan made available to a Borrower by the Swing Line Lender pursuant to Section 2.5.

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

         "364-Day Credit Agreement" means the 364-Day Credit Agreement dated the date hereof among the Borrower, the Lenders and the Agent, as amended, modified, replaced or refinanced from time to time.

         "Transferee" is defined in Section 12.4.

         "Type" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

         "Unfunded Liabilities" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

         "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "Wholly-Owned Subsidiary" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE II

                                   THE CREDITS
                                   -----------

          2.1. COMMITMENT. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to (i) make Revolving Loans to the Borrower and (ii) participate in Facility LCs and Swing Line Loans issued or made upon the request of the Borrower, provided that, after giving effect to the making of each such Loan and the issuance of each such Facility LC, such Lender's Outstanding Credit Exposure shall not exceed its Commitment and the Dollar Amount of the Aggregate Outstanding Credit Exposure shall not exceed the lesser of the Aggregate Commitments and the Borrowing Base. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitments to extend credit hereunder shall expire on the Facility Termination Date. The LC Issuer will issue Facility LCs hereunder on the terms and conditions set forth in Section 2.20. The Swing Line Lender may make Swing Line Loans hereunder on the terms and conditions set forth in Section 2.5.

          2.2. REQUIRED PAYMENTS; TERMINATION. The Aggregate Outstanding Credit Exposure and all other unpaid Obligations shall be paid in full by the Borrowers on the Facility Termination Date. Additionally, the Borrowers shall promptly pay the Aggregate Outstanding Credit Exposure to the extent the Dollar Amount thereof at any time exceeds the lesser of the Aggregate Commitments and the Borrowing Base at such time.

         2.3. RATABLE LOANS. Each Advance hereunder (other than any Swing Line
Loan) shall consist of Revolving Loans made from the several
Lenders ratably according to their Pro Rata Shares.

         2.4. TYPES OF ADVANCES. The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10.

         2.5. SWING LINE LOANS.

              2.5.1. AMOUNT OF SWING LINE LOANS. The Borrower may request the Swing Line Lender to make, and the Swing Line Lender may, in its sole discretion, make Swing Line Loans in any Agreed Currencies requested by the Borrower and to any Borrower requested by the Borrower from time to time on any Business Day during the period from the Effective Date until the Facility Termination Date in an aggregate principal amount not to exceed at any time the lesser of $30,000,000 or the Dollar Amount thereof in Eligible Currencies, provided that the Dollar Amount of the Aggregate Outstanding Credit Exposure shall not at any time exceed the lesser of the Aggregate Commitments and the Borrowing Base, and provided further that at no time shall the sum of (i) the Swing Line Lender's Pro Rata Share of the Swing Line Loans, plus (ii) the outstanding Revolving Loans made by the Swing Line Lender pursuant to
         Section 2.1, exceed the Swing Line Lender's Commitment at such time. Within the limits of this Section 2.5, so long as the Swing Line Lender, in its sole discretion, elects to make Swing Line Loans, the Borrowers may borrow and reborrow under this Section 2.5.1.

              2.5.2. BORROWING NOTICE. The Borrower shall deliver to the Agent and the Swing Line Lender irrevocable notice (a "Swing Line Borrowing Notice") not later than noon (Detroit time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day) and the applicable Borrower, and
         (ii) the aggregate amount of the requested Swing Line Loan which shall be an amount not less than $100,000 or the Equivalent Amount thereof in any Eligible Currency. Each Swing Line Loan shall bear interest at the Floating Rate or, in the case of any Swing Line Loan in any Eligible Currency, such rate offered by the Swing Line Lender, and shall mature as agreed to by the Swing Line Lender and the Borrower, not to exceed 30 days after the date thereof.

              2.5.3. MAKING OF SWING LINE LOANS. If a Swing Line Loan is to be made, the Swing Line Lender shall make available the Swing Line Loan to the relevant Borrower, in immediately available funds or same day funds, at such Lending Installation of the Swing Line Lender as determined by the Swing Line Lender.

              2.5.4. REPAYMENT OF SWING LINE LOANS. Each Swing Line Loan shall be paid in full by the Borrower thereof on demand by the Swing Line Lender or such other date agreed to by the Swing Line Lender not to exceed the date 30 days after the Borrowing Date for such Swing Line Loan. Any Swing Line Loan outstanding in any currency other than Dollars shall be immediately and automatically converted to and redenominated in Dollars equal to the Dollar Amount of each such Swing Line Loan determined as of the date of such conversion at any time a Swing Line

         Loan is to be refunded by a Revolving Loan or when the participation of any Lender in such Swing Line Loan is to be funded, and the Borrower shall immediately and automatically assume all obligations thereunder jointly and severally with the applicable Foreign Subsidiary Borrower. In addition, the Swing Line Lender may at any time in its sole discretion with respect to any outstanding Swing Line Loan require each Lender (including the Swing Line Lender) to make a Revolving Loan in the amount of such Lender's Pro Rata Share of such Swing Line Loan (including, without limitation, any interest accrued and unpaid thereon), for the purpose of repaying such Swing Line Loan. Not later than noon (Detroit time) on the date of any notice received pursuant to this Section 2.5.4, each Lender shall make available its required Revolving Loan, in funds immediately available in Detroit to the Agent at its address specified pursuant to Article XIII. Revolving Loans made pursuant to this Section 2.5.4 shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations set forth in this
         Article II. Such Lender's obligation to make Revolving Loans pursuant to this Section 2.5.4 to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, the Swing Line Lender or any other Person, (b) the occurrence or continuance of a Default or Unmatured Default, (c) any adverse change in the condition (financial or otherwise) of the Borrower, or (d) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Agent of any amount due under this Section 2.5.4, the Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Agent of any amount due under this Section 2.5.4, such Lender shall be deemed, at the option of the Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Facility Termination Date, the Borrowers shall repay in full the outstanding principal balance of the Swing Line Loans.

              2.5.5 MARKET DISRUPTION. If there shall occur on or prior to the date of any Advance in any Eligible Currency any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Agent make it impracticable for any Swing Line Loan to be denominated in the Agreed Currency specified by the Borrower, then the Agent shall forthwith give notice thereof to the Borrower, and such Loans shall not be denominated in such Eligible Currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice, as the case may be, as Floating Rate Loans, unless the Borrower notifies the Agent at least one Business Day before such date that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the opinion of the Agent be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice.

         2.6. FACILITY FEE; REDUCTIONS AND INCREASES IN AGGREGATE COMMITMENT.
(i) The Borrower
agrees to pay to the Agent for the account of each Lender according to its Pro Rata Share a facility fee at a per annum rate equal to the Applicable
Fee Rate on the average daily amount of such Lender's Commitment, whether used or unused, from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date.

         (ii) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $10,000,000, upon at least five Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, provided, however, that the amount of the Aggregate Commitment may not be reduced below the Aggregate Outstanding Credit Exposure. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Credit Extensions hereunder.

         (iii) With the prior consent of the Agent, the Borrower may request to increase the Aggregate Commitment in increments of $5,000,000, provided that the aggregate increase in the Aggregate Commitment from the date hereof shall not exceed $50,000,000. Any such request to increase the Aggregate Commitment shall be deemed to be a certification by the Borrower that at the time of such request, there exists no Default or Unmatured Default and the representations and warranties contained in Article V are true and correct as of such date. Any request from the Borrower to increase the Aggregate Commitment shall be implemented by one or more existing Lenders agreeing to increase their Commitments (provided that no Lender shall have any obligation to increase its Commitment) or by one or more new lenders agreeing to become a Lender hereunder or by any combination of the foregoing, as determined by the Agent and the Arranger in consultation with the Borrower. Prior to any such increase in the Aggregate Commitment becoming effective, the Agent shall have received:

         (a) copies, certified by the secretary of the Borrower of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the increase in the Aggregate Commitment;

         (b) a certificate, signed by the chief financial officer of the Borrower, showing that after giving effect to the increase in the Aggregate Commitment, no Default or Unmatured Default shall occur and the Borrower shall be in compliance with all covenants in this Agreement;

         (c) copies of all governmental and nongovernmental consents, approvals, authorizations, declarations, registrations or filings required on the part of the Borrower or any Guarantor in connection with the increase in the Aggregate Commitment, certified as true and correct in full force and effect as of the date of the increase by a duly authorized officer of the Borrower, or if none are required, a certificate of such officer to that effect;

         (d) evidence satisfactory to the Agent that no Material Adverse Effect shall have occurred with respect to the Borrower and its Subsidiaries since the most recent financial statements provided to the Lenders hereunder; and

         (e) such other documents and conditions as the Agent or its counsel may have reasonably requested.

         2.7. MINIMUM AMOUNT OF EACH ADVANCE. Each Eurodollar Advance shall be in the minimum amount of $5,000,000 (and in multiples of $1,000,000 if in excess thereof), and each Floating Rate Advance (other than an Advance to repay Swing Line Loans) shall be in the minimum amount of

$2,500,000 (and in multiples of $1,000,000 if in excess thereof), provided, however, that any Floating Rate Advance may be in the amount of the Available Aggregate Commitment.

         2.8. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances (other than Swing Line Loans), or, in a minimum aggregate amount of $2,500,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Floating Rate Advances (other than Swing Line Loans) upon two Business Days' prior notice to the Agent. The Borrower may at any time pay, subject to the payment of any funding indemnification amounts required by
Section 3.4 but without penalty or premium, all outstanding Swing Line Loans, or, in a minimum amount of $100,000 and increments of $50,000 in excess thereof, any portion of the outstanding Swing Line Loans, with notice to the Agent and the Swing Line Lender by noon (Detroit time) on the date of repayment. The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Advances, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Eurodollar Advances upon three Business Days' prior notice to the Agent.

         2.9. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW ADVANCES. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than noon (Detroit time) at least one Business Day before the Borrowing Date of each Floating Rate Advance (other than a Swing Line Loan) and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

         (i) the Borrowing Date, which shall be a Business Day, of such Advance,

        (ii) the aggregate amount of such Advance,

       (iii) the Type of Advance selected, and

        (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Not later than 1:00 pm (Detroit time) on each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans in funds immediately available in Detroit to the Agent at its address specified pursuant to Article
XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

         2.10. CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES. Floating Rate Advances (other than Swing Line Loans) shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this Section 2.10 or are repaid in accordance with Section 2.8. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with
Section 2.8 or (y) the Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance (other than a Swing Line Loan) into a Eurodollar Advance. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than noon

(Detroit time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation,

        (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

       (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

         2.11. CHANGES IN INTEREST RATE, ETC. Each Floating Rate Advance (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section 2.10, to but excluding the date it is paid or is converted into a Eurodollar Advance pursuant to Section 2.10 hereof, at a rate per annum equal to the Floating Rate for such day. Each Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the day such Swing Line Loan is made to but excluding the date it is paid, at a rate per annum equal to the Floating Rate for such day or, in the case of any Swing Line Loan in any Eligible Currency, such rate offered by the Swing Line Lender. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under Sections 2.9 and 2.10 and otherwise in accordance with the terms hereof. No Interest Period may end after the Facility Termination Date.

         2.12. RATES APPLICABLE AFTER DEFAULT. Notwithstanding anything to the contrary contained in Section 2.9 or 2.10, during the continuance of a Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Eurodollar Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum, (ii) each Floating Rate Advance and each Swing Line Loan in any Eligible Currency shall bear interest at a rate per annum equal to the Floating Rate in effect from time to time plus 2% per annum and (iii) the LC Fee shall be increased by 2% per annum, provided that, during the continuance of a Default under Section 7.6 or 7.7, the interest rates set forth in clauses (i) and (ii) above and the increase in the LC Fee set forth in clause (iii) above shall be applicable to all Credit Extensions without any election or action on the part of the Agent or any Lender.

         2.13. METHOD OF PAYMENT. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by noon (local time) on the date when due and shall (except in the case of Reimbursement Obligations for which the LC Issuer has not been fully indemnified by the Lenders, with respect to repayments of Swing Line Loans or as otherwise specifically required hereunder) be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. Notwithstanding the foregoing, no payments of principal, interest, fees or other amounts delivered to the Agent for the account of any Defaulting Lender shall be delivered by the Agent to such Defaulting Lender. Instead, such payments shall, for so long as such Defaulting Lender shall be a Defaulting Lender, be held by the Agent, and the Agent is hereby authorized and directed by all parties hereto to hold such funds in escrow and apply such funds as follows: (i) First, if applicable to any payments due from such Defaulting Lender to the Agent or the LC Issuer, and (ii) Second, to Credit Extensions required to be made by such Defaulting Lender on any Borrowing Date to the extent such Defaulting Lender fails to make such Credit Extensions. Notwithstanding the foregoing, upon the termination of all Commitments and the payment and performance of all of the Obligations (other than those owing to a Defaulting Lender), any funds then held in escrow by the Agent pursuant to the preceding sentence shall be distributed to each Defaulting Lender, pro rata in proportion to amounts that would be due to each Defaulting Lender but for the fact that it is a Defaulting Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest, Reimbursement Obligations and fees as it becomes due hereunder. Each reference to the Agent in this Section
2.13 shall also be deemed to refer, and shall apply equally, to the LC Issuer, in the case of payments required to be made by the Borrower to the LC Issuer pursuant to Section 2.20.6, and the Swing Line Lender, in the case of payments required to be made by the Borrower to the Swing Line Lender pursuant to Section 2.5.4.

         2.14. NOTELESS AGREEMENT; EVIDENCE OF INDEBTEDNESS. (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (ii) The Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder,
(c) the original stated amount of each Facility LC and the amount of LC Obligations outstanding at any time, and (d) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

         (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

         (iv) Any Lender may request that its Revolving Loans be evidenced by a promissory note or, in the case of the Swing Line Lender, promissory notes representing its Revolving Loans and Swing Line Loans, respectively, substantially in the form of Exhibit E, with appropriate changes for notes evidencing Swing Line Loans (each a "Note"). In such event, the Borrower shall prepare, execute and deliver to such Lender such Note or Notes payable to the order of such Lender. Thereafter, the Loans evidenced by each such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

         2.15. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Borrowing Notices and Conversion/Continuation Notices to be given telephonically. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall constitute prima facie evidence of the action requested by Borrower.

         2.16. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest, facility fees and LC Fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         2.17. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.18. LENDING INSTALLATIONS. Each Lender may book its Loans and its participation in any LC Obligations and Swing Line Loans and the LC Issuer may book the Facility LCs at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or the LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and the LC Issuer may, by written notice to the Agent and the Borrower in accordance with Article XIII, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

         2.19. NON-RECEIPT OF FUNDS BY THE AGENT. Unless a Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or a Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

         2.20.    FACILITY LCS.

                  2.20.1. ISSUANCE. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $10,000,000 and (ii) the Aggregate Outstanding Credit Exposure shall not exceed the lesser of the Aggregate Commitments and the Borrowing Base. No Facility LC shall have an expiry date later than the earlier of (x) the fifth Business Day prior to the Facility Termination Date and (y) one year after its issuance.

                  2.20.2. PARTICIPATIONS. Upon the issuance or Modification by the LC Issuer of a Facility LC in accordance with this Section 2.20, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

                  2.20.3. NOTICE. Subject to Section 2.20.1, the Borrower shall give the LC Issuer notice prior to noon (Detroit time) at least five Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC. The issuance or Modification by the LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the LC Issuer shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.20.4. LC FEES. The Borrower shall pay to the Agent, for the account of the Lenders ratably in accordance with their respective Pro Rata Shares, with respect to each Facility LC, a letter of credit fee at a per annum rate equal to the Applicable Margin for Eurodollar Loans in effect from time to time on the face amount of such Facility LC, such fee to be payable in arrears on each Payment Date (each such fee described in this sentence an "LC Fee"). The Borrower shall also pay to the LC Issuer for its own account (x) at the time of issuance of each Facility LC, a fronting fee in an amount to be agreed upon between the LC Issuer and the Borrower, and (y) documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

                  2.20.5. ADMINISTRATION; REIMBURSEMENT BY LENDERS. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the LC Issuer shall notify the Agent and the Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by the LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.20.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Detroit time) on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

                  2.20.6. REIMBURSEMENT BY BORROWER. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. The LC Issuer will pay to each Lender ratably in accordance with its Pro Rata Share all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by the LC Issuer, but only to the extent such Lender has made payment to the LC Issuer in respect of such Facility LC pursuant to
         Section 2.20.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in
         Article IV), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.20.7. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 2.20 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the LC Issuer or any Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Lender under any liability to the Borrower. Nothing in this Section 2.20.7 is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.20.6.

                  2.20.8. ACTIONS OF LC ISSUER. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 2.20, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

                  2.20.9. INDEMNIFICATION. The Borrower hereby agrees to indemnify and hold harmless each Lender, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, the LC Issuer or the Agent may incur (or which may be claimed against such Lender, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Lender to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Lender) or (ii) by reason of or on account of the LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, the LC Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.20.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.20.10. LENDERS' INDEMNIFICATION. Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 2.20 or any action taken or omitted by such indemnitees hereunder.

                  2.20.11. FACILITY LC COLLATERAL ACCOUNT. The Borrower agrees that it will, upon the request of the Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is due and owing to the LC Issuer or the Lenders in respect of any Facility LC, maintain a special collateral account pursuant to arrangements satisfactory to the Agent (the "Facility LC Collateral Account") at the Agent's office at the address specified pursuant to Article XIII, in the name of such Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders and in which such Borrower shall have no interest other than as set forth in Section 8.1. After a Default, the Borrower hereby agrees to, automatically and without further action by the Borrower, pledge, assign and grant to the Agent, on behalf of and for the ratable benefit of the Lenders and the LC Issuer, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this
         Section 2.20.11 shall either obligate the Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account until after a Default or limit the right of the Agent to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

                  2.20.12. RIGHTS AS A LENDER. In its capacity as a Lender, the LC Issuer shall have the same rights and obligations as any other Lender.

         2.21. EXTENSION OF FACILITY TERMINATION DATE. The Borrower may request a one-year extension of the Facility Termination Date by submitting a request for an extension to the Agent (an "Extension

Request") no more than 90 and no less than 30 days prior to the fourth anniversary of the closing of this Agreement. Promptly upon receipt of an Extension Request, the Agent shall notify each Lender thereof and shall request each Lender to approve the Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than 15 days prior to such fourth anniversary of the closing of this Agreement. If the consent of each of the Lenders is received by the Agent, the Facility Termination Date shall be extended by one year and the Agent shall promptly notify the Borrower and each Lender of the new Facility Termination Date.

         2.22. REPLACEMENT OF LENDER. If the Borrower is required pursuant to
Section 3.1, 3.2 or 3.5 to make any additional payment to any Lender or if any Lender's obligation to make or continue, or to convert Floating Rate Advances into, Eurodollar Advances shall be suspended pursuant to Section 3.3 (any Lender so affected an "Affected Lender"), the Borrower may elect, if such amounts continue to be charged or such suspension is still effective, to replace such Affected Lender as a Lender party to this Agreement, provided that no Default or Unmatured Default shall have occurred and be continuing at the time of such replacement, and provided further that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Advances and other Obligations due to the Affected Lender pursuant to an assignment substantially in the form of Exhibit C and to become a Lender for all purposes under this Agreement and to assume all obligations of the Affected Lender to be terminated as of such date and to comply with the requirements of Section 12.3 applicable to assignments, and (ii) the Borrower shall pay to such Affected Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Affected Lender under Sections 3.1, 3.2 and 3.5, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 3.4 had the Loans of such Affected Lender been prepaid on such date rather than sold to the replacement Lender.

         2.23. JUDGMENT CURRENCY. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from a Borrower hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main Detroit office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 12.2, such Lender or the Agent, as the case may be, agrees to remit such excess to the Borrower.

                                   ARTICLE III

                             YIELD PROTECTION; TAXES
                             -----------------------

         3.1. YIELD PROTECTION. (a) If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation or the LC Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

      (i) subjects any Lender or any applicable Lending Installation or the LC Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender or the LC Issuer in respect of its Eurodollar Loans, Facility LCs or participations therein, or

      (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation or the LC Issuer (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

      (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation or the LC Issuer of making, funding or maintaining its Eurodollar Loans, or of issuing or participating in Facility LCs, or reduces any amount receivable by any Lender or any applicable Lending Installation or the LC Issuer in connection with its Eurodollar Loans, Facility LCs or participations therein, or requires any Lender or any applicable Lending Installation or LC Issuer to make any payment calculated by reference to the amount of Eurodollar Loans, Facility LCs or participations therein held or interest or LC Fees received by it, by an amount deemed material by such Lender or the LC Issuer as the case may be, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, as the case may be, of making or maintaining its Eurodollar Loans or Swing Line Loans or Commitment or of issuing or participating in Facility LCs or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer, as the case may be, in connection with such Eurodollar Loans, Commitment or Facility LCs or participations therein, then, within 30 days of demand by such Lender or the LC Issuer, as the case may be, the Borrower shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such increased cost or reduction in amount received.

         (b) NON-U.S. RESERVE COSTS OR FEES WITH RESPECT TO CREDIT EXTENSIONS TO NON-U.S. BORROWERS. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation, or the LC Issuer, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Installation or the LC Issuer, of making or maintaining its Eurodollar

Loans to or of issuing or participating in Facility LCs upon the request of, or of making or maintaining its Commitment to, any Borrower that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Borrower") or to reduce the return received by such Lender or applicable Lending Installation or the LC Issuer in connection with such Eurodollar Loans to or Facility LCs applied for by, or Commitment to any Non-U.S. Borrower then, within 30 days of demand by such Lender, or the LC Issuer, as the case may be, such Non-U.S. Borrower shall pay such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received, provided that such Non-U.S. Borrower shall not be required to compensate any Lender for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of the calculation of the interest rate applicable to Eurodollar Advances pursuant to clause (i)(b) of the definition of "Eurodollar Rate."

         3.2. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender or the LC Issuer determines the amount of capital required or expected to be maintained by such Lender, or the LC Issuer, any Lending Installation of such Lender or the LC Issuer or any corporation controlling such Lender or LC Issuer is increased as a result of a Change, then, within 30 days of demand by such Lender or the LC Issuer, the Borrower shall pay such Lender or the LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the LC Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans and issue or participate in Facility LCs or Swing Line Loans, as the case may be, hereunder (after taking into account such Lender's or the LC Issuer's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the LC Issuer or any Lending Installation or any corporation controlling any Lender or the LC Issuer. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to Eurodollar Advances does not accurately reflect the cost of making or maintaining Eurodollar Advances, then the Agent shall suspend the availability of Eurodollar Advances and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

         3.4. FUNDING INDEMNIFICATION. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period or of a Swing Line Loan occurs on a date which is not the scheduled due date thereof, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance or Swing Line Loan is not made on the date specified by a Borrower for any reason other than default by the Lenders, the relevant Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance or Swing Line Loan.

         3.5. TAXES. (i) All payments by any Borrower to or for the account of any Lender, the LC Issuer or the Agent hereunder or under any Note or Facility LC Application shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender, the LC Issuer or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Borrower shall make such deductions, (c) such Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

         (ii) In addition, such Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility LC Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility LC Application ("Other Taxes").

         (iii) Each Borrower hereby agrees to indemnify the Agent, the LC Issuer and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this
Section 3.5) paid by the Agent, the LC Issuer or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent, the LC Issuer or such Lender makes demand therefor pursuant to Section 3.6.

         (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender") agrees that it will, not more than ten Business Days after the date of this Agreement, (i) deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of the Borrower and the Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.5 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

         (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         (vii) If the U.S. Internal Revenue Service or any other governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Agent and the Borrower fully for all amounts paid, directly or indirectly, by the Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent). The obligations of the Lenders under this Section 3.5(vii) shall survive the payment of the Obligations and termination of this Agreement.

         3.6. LENDER STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of Eurodollar Advances under Section 3.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2, 3.4 or 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2, 3.4 and 3.5 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

         4.1. INITIAL CREDIT EXTENSION. The Lenders shall not be required to make the initial Credit Extension hereunder unless the Borrower has furnished to the Agent with sufficient copies for the Lenders:

      (i) Copies of the articles or certificate of incorporation of the Borrower, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

      (ii) Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which the Borrower is a party.

      (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the Borrower authorized to sign the Loan Documents to which the Borrower is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

      (iv) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Credit Extension Date no Default or Unmatured Default has occurred and is continuing.

      (v) A written opinion of the Borrower's counsel, addressed to the Lenders in substantially the form of Exhibit A.

      (vi) Any Notes requested by a Lender pursuant to Section 2.14 payable to the order of each such requesting Lender.

      (vii) Written money transfer instructions, in substantially the form of Exhibit D, addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

      (viii) If the initial Credit Extension will be the issuance of a Facility LC, a properly completed Facility LC Application.

      (ix) The Borrower shall have delivered accurate and complete copies of the Agreement for Inventory Purchases, the Convertible Debenture and the Senior Unsecured Notes and agreements and instruments executed in connection therewith, including any amendments thereto, together with a certificate of the Borrower with respect to such matters relating to those agreements as required by the Agent.

      (x) The 364-Day Credit Agreement shall close simultaneously with this Agreement.

      (xi) Payment in full and termination of the National City Credit Agreement simultaneously with such initial Credit Extension.

      (xii) Such other documents as the Agent or its counsel may have reasonably requested.

         4.2. EACH CREDIT EXTENSION. The Lenders shall not (except as otherwise set forth in Section 2.5.4. with respect to Revolving Loans for the purpose of repaying Swing Line Loans) be required to make any Credit Extension unless on the applicable Credit Extension Date:

      (i)         There exists no Default or Unmatured Default.

      (ii) The representations and warranties contained in Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

      (iii) If such Credit Extension is to a Foreign Subsidiary Borrower, all requirements to adding such Foreign Subsidiary Borrower to this Agreement specified in Section 8.2 shall have been satisfied.

      (iv) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Agent and its counsel.

         Each Borrowing Notice or Swing Line Borrowing Notice, as the case may be, with respect to each such Credit Extension shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. The Agent may require a duly completed compliance certificate in substantially the form of Exhibit B as a condition to making an Advance.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrower represents and warrants to the Lenders that:

         5.1. EXISTENCE AND STANDING. Each of the Borrower and its Subsidiaries is a corporation, partnership (in the case of Subsidiaries only), limited liability company or similar entity duly and properly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to have such authority would not have a Material Adverse Effect.

         5.2. AUTHORIZATION AND VALIDITY. Each Borrower has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate (to the extent such concept applies to such entity) proceedings, and the Loan Documents to which each Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         5.3. NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by any Borrower of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Borrower or any of its Subsidiaries or (ii) such Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or other material agreement to which such Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of such Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or other material agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrowers of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         5.4. FINANCIAL STATEMENTS. The March 31, 2000 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         5.5. MATERIAL ADVERSE CHANGE. Since March 31, 2000 there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         5.6. TAXES. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended March 31, 1997. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

         5.7. LITIGATION AND CONTINGENT OBLIGATIONS. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Credit Extensions. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.4.

         5.8. SUBSIDIARIES. Schedule 1 contains an accurate list of all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective Capital Stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

         5.9. ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $5,000,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $5,000,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

         5.10. ACCURACY OF INFORMATION. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

         5.11. REGULATIONS T, U AND X. Margin Stock constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

         5.12. MATERIAL AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness in an outstanding amount equal to or exceeding $5,000,000 in the aggregate.

         5.13. COMPLIANCE WITH LAWS. The Borrower and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

         5.14. OWNERSHIP OF PROPERTIES. Except as set forth on Schedule 2, on the date of this Agreement, the Borrower and its Subsidiaries will have good title, free of all Liens other than those permitted by Section 6.14, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the Agent as owned by the Borrower and its Subsidiaries.

         5.15. PLAN ASSETS; PROHIBITED TRANSACTIONS. The Borrower is not an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Sec. 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of Credit Extensions hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         5.16. ENVIRONMENTAL MATTERS. In the ordinary course of its business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

         5.17. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.18. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                   ARTICLE VI

                                    COVENANTS
                                    ---------

         During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

         6.1. FINANCIAL REPORTING. The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

      (i) Within 90 days after the close of each of its fiscal years, an unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted accounting principles and required or approved by the Borrower's independent certified public accountants) audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (provided that consolidating statements may be internally prepared and do not need to be certified by such accountants and shall not be required to be delivered until 100 days after the close of each fiscal year) for itself and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by said accountants.

      (ii) Within 45 days (or 60 days in the case of consolidating statements) after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

      (iii) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate in substantially the form of Exhibit B signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

      (iv) Within 30 Business Days after the end of each month, a Borrowing Base Certificate prepared as of the close of business on the last day of each month and such supporting schedules requested by the Agent, certified as true and correct by the chief financial officer of the Borrower.

      (v) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

      (vi) As soon as possible and in any event within 15 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

      (vii) As soon as possible and in any event within 15 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

      (viii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

      (ix) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

      (x) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

         6.2. USE OF PROCEEDS. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Credit Extensions for general corporate purposes. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any Margin Stock.

         6.3. NOTICE OF DEFAULT. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

         6.4. CONDUCT OF BUSINESS. Other than as permitted under Section 6.11, the Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same or similar or related fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and where the failure to maintain such authority does not have a Material Adverse Effect.

         6.5. TAXES. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

         6.6. INSURANCE. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon reasonable request full information as to the insurance carried.

         6.7. COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, the non-compliance with which would have a Material Adverse Effect .

         6.8. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, ordinary wear and tear excepted and excluding assets which are obsolete or otherwise no longer useful in the business of the Borrower or any of its Subsidiaries, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

         6.9. INSPECTION. Upon reasonable notice from the Agent and the Lenders, the Borrower will, and will cause each Subsidiary to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Agent or any Lender may designate.

         6.10. INDEBTEDNESS. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

      (i)         The Obligations.

      (ii)        Indebtedness existing on the date hereof and described in
                  Schedule 2, but no increase in the principal amount thereof, as such amount is reduced from time to time.

      (iii) Indebtedness arising in connection with transactions permitted by Section 6.12(v), but no increase in the principal amount thereof.

      (iv) Other Indebtedness in aggregate outstanding amount not to exceed 10% of Consolidated Tangible Net Worth, provided that the aggregate amount of such other Indebtedness of any Subsidiaries of the Borrower shall not exceed 3% of Consolidated Tangible Net Worth.

         6.11. MERGER. The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower (provided the Borrower is the surviving corporation) or a Wholly-Owned Subsidiary. The Borrower will merge certain of its Domestic Subsidiaries (with the Borrower being the surviving corporation) or take such other action such that, as of (i) the date sixty days after the date hereof,
(ii) each one year anniversary of the date hereof and (iii) each date a Significant Subsidiary or any one or more Subsidiaries which, if considered in the aggregate as a single Subsidiary, would be a Significant Subsidiary of the Borrower that is not a Guarantor is created, acquired or otherwise comes into existence, the Borrower and all Foreign Subsidiary Borrowers which have 65% of their Capital Stock pledged pursuant to a Pledge Agreement shall directly own at least 75% of the total consolidated assets (other than accounts or notes receivable transferred in accordance with Section 6.12(v) to a Securitization Entity in connection with a Permitted Securitization Transaction) of the Borrower and its Subsidiaries and shall account for at least 75% of the consolidated net revenues of the Borrower and its Subsidiaries as of the end of the most recently ended four consecutive fiscal quarters of the Borrower on a pro forma basis acceptable to the Agent. In connection with any such Pledge Agreement, the Borrower will deliver or cause to be delivered such stock certificates, legal opinions and other documents reasonably required by the Agent.

         6.12. SALE OF ASSETS. The Borrower will not, nor will it permit any Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

      (i) Sales of inventory in the ordinary course of business and the sale of assets not material in amount in the aggregate and which are obsolete and no longer useful in the business of the Borrower or any of its Subsidiaries.

      (ii) Sales or other dispositions in the ordinary course of business of fixed assets for the purpose of replacing such fixed assets, provided that any such fixed asset is replaced within 180 days of such sale or other disposition with other fixed assets which have a fair market value not materially less than the fixed assets sold or otherwise disposed of and provided that the aggregate amount sold or otherwise disposed under this Section 6.12(ii) does not exceed a Substantial Portion.

      (iii) The transfer of any assets from a Subsidiary to the Borrower or a Guarantor.

      (iv) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than inventory in the ordinary course of business) as permitted by this Section 6.12(iv) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries.

      (v) Any sale or other transfer of an interest in accounts or notes receivable on a limited recourse basis, acceptable to the Agent, provided that (a) such transfer qualifies as a sale under Agreement Accounting Principles, (b) the aggregate amount of such financing does not exceed $150,000,000 at any one time outstanding and (c) the Aggregate Commitment hereunder and under the 364-Day Credit Agreement is reduced, on a pro rata basis between the Aggregate Commitment hereunder and under the 364-Day Credit Agreement, by an amount equal to 100% of the aggregate amount of such financing in excess of $50,000,000 (any such sale or other transfer, a "Permitted Securitization Transaction").

         6.13. INVESTMENTS AND ACQUISITIONS. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

      (i)         Cash Equivalent Investments.

      (ii) (a) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 1,
                  (b) Investments in a Securitization Entity in connection with Permitted Securitization Transactions and in an aggregate outstanding amount not to exceed 20% of the aggregate amount of all Permitted Securitization Transactions and (c) additional Investments in Subsidiaries not to exceed $5,000,000 in the aggregate.

      (iii) Other Investments and Acquisitions of the Borrower and its Subsidiaries, provided that (a) immediately before and after giving effect to such Investment or Acquisition, no Default or Unmatured Default shall exist or shall have occurred and be continuing and the representations and warranties contained in
                  Article V and in the other Loan Documents shall be true and correct on and as of the date thereof (both before and after such Investment or Acquisition is consummated) as if made on the date such Investment or Acquisition is consummated, (b) the target of such Investment or Acquisition is in substantially the same line of business or a similar or related line of business as the Borrower, (c) the Board of Directors and the management of the target of such Investment or Acquisition has approved such Investment or Acquisition, and (d) the consideration paid or payable or otherwise advanced in connection with all Investments and Acquisitions permitted by this Section 6.13(iii), including without limitation any Indebtedness assumed in connection therewith or Contingent Liabilities incurred in connection therewith, shall not exceed $10,000,000 in the aggregate since the date of this Agreement.

      (iv) Other Investments and Acquisitions of the Borrower and its Subsidiaries, provided that (a) immediately before and after giving effect to such Investment or Acquisition, no Default or Unmatured Default shall exist or shall have occurred and be continuing and the representations and warranties contained in
                  Article V and in the other Loan Documents shall be true and correct on and as of the date thereof (both before and after such Investment or Acquisition is consummated) as if made on the date such Investment or Acquisition is consummated, (b) at least 5 Business Days' prior to the consummation of such Investment or Acquisition, the Borrower shall have provided to the Agent an opinion of counsel and a certificate of an Authorized Officer each stating that such Investment or Acquisition complies with this Section 6.13(iv), all laws and regulations and any other conditions under this Agreement relating to such transaction have been satisfied, and such certificate shall contain such other information and certifications as requested by the Agent and be in form and substance satisfactory to the Agent, (c) at least 5 Business Days' prior to the consummation of such Investment or Acquisition, the Borrower shall have delivered all agreements and documents relating to such Investment or Acquisition, and the Agent shall have completed a satisfactory review thereof and completed such other due diligence satisfactory to the Agent, (d) at least 5 Business

                  Days prior to the consummation of such Investment or Acquisition, Borrower shall have provided to the Agent a certificate of an Authorized Officer attaching pro forma computations acceptable to the Agent to demonstrate pro forma compliance with the financial covenants for the twelve month period ending on the last day of the Borrower's most recently completed fiscal quarter as if such Acquisition had occurred on the first day of such twelve month period, (e) the target of such Investment or Acquisition is in substantially the same line of business or a similar or related line of business as the Borrower, (f) the Board of Directors and the management of the target of such Investment or Acquisition have approved such Investment or Acquisition, (g) the consideration paid or payable or otherwise advanced in connection with all Investments and Acquisitions permitted by this Section 6.13(iv), including without limitation any Indebtedness assumed in connection therewith or Contingent Liabilities incurred in connection therewith, shall not exceed $50,000,000 in the aggregate per year or $100,000,000 in the aggregate since the date of this Agreement and (h) after giving effect to such Investment or Acquisition on a pro forma basis acceptable to the Agent, the Borrower shall have unused availability under Section 2.1 of this Agreement and Section
                  2.1 of the 364-Day Credit Agreement of at least $25,000,000 in the aggregate and the Leverage Ratio shall be at least 0.15 below the level required under Section 6.17.2.

         6.14. LIENS. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

      (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books.

      (ii) Statutory Liens imposed by law, such as bankers', carriers', warehousemen's, mechanics' and landlords', vendor's, materialmen's, repairmen's liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

      (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits or similar legislation.

      (iv) Easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

      (v)         Liens existing on the date hereof and described in Schedule 2.

      (vi) Liens incurred in connection with any transfer of an interest in accounts or notes receivable which is permitted pursuant to
                  Section 6.12(v) and which are required to consummate such Permitted Securitization Transaction.

      (vii) Liens arising out of deposits to secure the performance of bids, trade contracts (other than contracts for the payment of money), leases, licenses, franchises, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business in an aggregate amount not to exceed $5,000,000 at any time.

      (viii) Liens arising with respect to rights of lessees or sublessees under Operating Leases in assets leased by the Borrower or any Subsidiary under an Operating Lease.

      (ix) Liens in favor of the Agent and the Lenders under any Pledge Agreements.

      (x) Any other Lien on any fixed assets of the Borrower or any of its Subsidiaries, provided that the aggregate outstanding amount of the Indebtedness secured by all such Liens does not exceed $10,000,000.

      (xi) Any extension, renewal or replacement (or successive extension, renewal, or replacement) in whole or in part, of any Lien referred to in the foregoing clauses (i) through (x) inclusive; PROVIDED, HOWEVER, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced.

         6.15. AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

         6.16. FINANCIAL CONTRACTS. The Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Financial Contract for purposes of financial speculation.

         6.17. FINANCIAL COVENANTS.

                  6.17.1. FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA minus Consolidated Capital Expenditures plus Consolidated Rentals, to (ii) Consolidated Interest Expense, plus Consolidated Rentals, plus current maturities of principal Indebtedness, plus expense for taxes paid or accrued, plus any dividends or other distributions on the Capital Stock of the Borrower and all redemptions, repurchases and other acquisitions or retirements any of Capital Stock of the Borrower, plus all interest expense related to the Convertible Debentures, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than (x) 1.25 to 1.0 as of the end of any fiscal quarter ending on or after the date hereof and on or before March 31, 2001, or (y) 1.35 to 1.0 as of the end of any fiscal quarter thereafter.

                  6.17.2. LEVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated Debt to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than (a) 3.25 to 1.0 as of the end of any fiscal quarter ending on or after the date hereof and on or before December 31, 2001, (b) 3.00 to 1.0 as of the end of any fiscal quarter ending on or after March 31, 2002 and on or before December 31, 2002 or (c) 2.75 to 1.0 as of the end of any fiscal quarter thereafter.

                  6.17.3. MINIMUM NET WORTH. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of (i) $410,000,000 plus (ii) 50% of Consolidated Net Income earned in each fiscal year beginning with the fiscal year ending March 31, 2001 (without deduction for losses) plus (iii) 100% of the net cash proceeds received by the Borrower from the issuance or other sale of its or its Subsidiaries' Capital Stock.

         6.18. GUARANTIES. If at any time the Domestic Subsidiaries (other than Securitization Entities) of the Borrower are no longer prohibited from guaranteeing the Obligations by any of the agreements of the Borrower existing as of the date hereof and the providing of Guaranties hereunder by the Domestic Subsidiaries (other than Securitization Entities) of the Borrower would not require the delivery of guarantees or the granting of Liens by such Domestic Subsidiaries under other agreements of the Borrower existing as of the date hereof, if requested by the Agent or the Required Lenders, the Borrower will cause such Domestic Subsidiaries (other than Securitization Entities) to guarantee the Obligations and to execute and deliver to the Agent such guaranties, resolutions and related corporate documents and opinions of counsel reasonably requested by the Agent in connection therewith. The Borrower will not permit any of its Subsidiaries to incur any Contingent Obligations with respect to any Indebtedness of the Borrower or any other Subsidiary without providing Guaranties of such Subsidiaries pursuant to this Agreement.

         6.19. OTHER INDEBTEDNESS. (i) The Borrower will not, and will not permit any Subsidiary to, make any amendment, supplement or modification to the Convertible Debenture, the Senior Unsecured Notes or any agreements or instruments executed in connection therewith or directly or indirectly voluntarily or optionally prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Indebtedness or other liabilities or obligations outstanding thereunder.

                           (ii) The Borrower will not, and will not permit any
Subsidiary to, make any amendment, supplement or modification to the Agreement for Inventory Purchases or any agreements or instruments executed in connection therewith which is materially adverse to the Borrower or any of its Subsidiaries or to any Lender, or directly or indirectly voluntarily or optionally prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Indebtedness or other liabilities or obligations outstanding thereunder.

                           (iii) If at any time any Borrower or Guarantor shall
enter into or be a party to any instrument or agreement with respect to any Indebtedness which in the aggregate, together with any related Indebtedness, exceeds $5,000,000 (other than Indebtedness permitted to be secured by Liens allowed under Section 6.14(ix)), relating to or amending any terms or conditions applicable to any of such Indebtedness which includes covenants or defaults not substantially provided for in this Agreement or more favorable to the lender or lenders thereunder than those provided for in this Agreement, then the Borrower shall promptly so advise the Agent and the Lenders. Thereupon, if the Agent or the Required Lenders shall request, upon notice to the Borrower, the Agent and the Lenders shall enter into an amendment to this Agreement or an additional agreement (as the Agent may request), providing for substantially the same covenants and defaults as those provided for in such instrument or agreement to the extent required and as may be selected by the Agent or the Required Lenders, as the case may be. In addition to the foregoing, any covenants or defaults or similar provisions (which include without limitation any provisions requiring any mandatory prepayments or defeasance) contained the Agreement for

Inventory Purchases, the Convertible Debenture, the Senior Unsecured Notes or any agreements or instruments executed in connection therewith not substantially provided for in this Agreement or more favorable to the holders of the obligations issued in connection therewith are hereby incorporated by reference into this Agreement to the same extent as if set forth fully herein, and no subsequent amendment, waiver, termination or modification thereof shall affect any such covenants or defaults as incorporated herein.

                                   ARTICLE VII

                                    DEFAULTS
                                    --------

         The occurrence of any one or more of the following events shall constitute a Default:

          7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

          7.2. Nonpayment of principal of any Loan when due within one Business Day (or five Business Days if such payment is required solely because the Aggregate Outstanding Credit Exposure exceeds the Borrowing Base as a result of the Agent determining that inventory or accounts receivable of a type previously included in the Borrowing Base are no longer eligible to be so included as a result of the Agent exercising its reasonable credit judgment as described in the definitions of Eligible Accounts Receivable and Eligible Inventory) after the same becomes due, nonpayment of any Reimbursement Obligation within one Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any facility fee, LC Fee or other obligations under any of the Loan Documents within five Business Days after the same becomes due.

          7.3. The breach by the Borrower of any of the terms or provisions of
Section 6.2, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18 or 6.19.

          7.4. The breach by any Borrower (other than a breach which constitutes a Default under another Section of this Article VII) of any of the terms or provisions of this Agreement which is not remedied within 15 days after written notice from the Agent or any Lender.

          7.5. Failure of the Borrower or any of its Subsidiaries to pay when due any Indebtedness or Rate Management Obligation aggregating in excess of $5,000,000 ("Material Indebtedness"); or the default by the Borrower or any of its Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

          7.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors,
(iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this Section 7.6 or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.7.

          7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(iv) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

          7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

          7.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $5,000,000 (or the equivalent thereof in currencies other than Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.

         7.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $5,000,000 or any Reportable Event shall occur in connection with any Plan.

         7.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $5,000,000.

         7.12. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $5,000,000.

         7.13. The Borrower or any of its Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

         7.14.  Any Change in Control shall occur.

         7.15. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided.

         7.16. Any Guaranty or Pledge Agreement, to the extent ever in existence, shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Guaranty or Pledge Agreement, or any Guarantor or Borrower shall fail to comply with any of the terms or provisions of any Guaranty or Pledge Agreement to which it is a party, or any Guarantor or Borrower shall deny that it has any further liability under any Guaranty or Pledge Agreement to which it is a party, or shall give notice to such effect.

         7.17. The representations and warranties set forth in Section 5.15 ("Plan Assets; Prohibited Transactions") shall at any time not be true and correct.

         7.18 Any termination of the Agreement for Inventory Purchases (or the receipt by Borrower or the Agent of a notice of termination from IBM Credit Corporation or any of its Affiliates relating to the Agreement for Inventory Purchases that is not revoked within sixty days) or any material reduction in the amount of the credit facility under the Agreement for Inventory Purchases, provided, however, upon the receipt by Borrower or the Agent of a notice of termination from IBM Credit Corporation relating to the Agreement for Inventory Purchases, the Lenders' and LC Issuer's Commitments shall immediately terminate; provided, further, that the occurrence of any of the foregoing will not be a Default or terminate the Commitments if the ability of the Borrower and its Subsidiaries to purchase or finance inventory previously purchased or financed under the Agreement for Inventory Purchases is not materially diminished (such as by the providing of trade credit by IBM Credit Corporation or any of its Affiliates or other credit on terms comparable to the terms of the Agreement for Inventory Purchases) as reasonably determined by the Agent.

                                  ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

         8.1. ACCELERATION; FACILITY LC COLLATERAL ACCOUNT . (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, the LC Issuer or any Lender and the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount on deposit in the Facility LC

Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "Collateral Shortfall Amount"). If any other Default occurs, the Agent, with the consent of or at the request of the Required Lenders (a) may terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation and power of the LC Issuer to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which each Borrower hereby expressly waives, and (b) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account. Notwithstanding any provision to the contrary, it is understood that, other than with respect to a Default described in Section 7.6 of 7.7, (1) no Lender has the right to individually terminate its obligations to make Loans hereunder (such right of termination residing with the Agent as provided above), and (2) no Lender has the right to declare its Loans due and payable prior to maturity (such right to declare the Loans due and payable residing with the Agent as provided above).

         (ii) If at any time while any Default is continuing, the Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Agent may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

         (iii) The Agent may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents.

         (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Obligations have been indefeasibly paid in full and the Aggregate Commitment has been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

         (v) If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans and the obligation and power of the LC Issuer to issue Facility LCs hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

         8.2. AMENDMENTS. Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:

      (i) Extend the final maturity of any Loan, or extend the expiry date of any Facility LC to a date after the Facility Termination Date or forgive all or any portion of the principal amount thereof, any accrued interest or fees or any Reimbursement Obligation related thereto, or reduce the Applicable Margin or the Applicable Fee Rate or extend the time of payment of interest or fees thereon or Reimbursement Obligations related thereto.

      (ii)        Reduce the percentage specified in the definition of Required
                  Lenders.

      (iii) Extend the Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section 2.2 (including any mandatory payment required as a result of the terms of Section 6.12(v)), or increase the amount of the Aggregate Commitment (other than as allowed under Section 2.6(iii)), the Commitment of any Lender (other than as allowed under Section 2.6(iii)) hereunder or the commitment to issue Facility LCs, or permit any Borrower to assign its rights under this Agreement.

      (iv)        Amend this Section 8.2 or Section 2.6(iii).

      (v) Release the Borrower as a Guarantor hereunder or, except as permitted by the Loan Documents, release all or substantially all of any collateral pledged under any Pledge Agreement.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent, no amendment of any provisions relating to the LC Issuer shall be effective without the written consent of the LC Issuer and no amendment of any provision of this Agreement relating to the Swing Line Lender or any Swing Line Loans shall be effective without the written consent of the Swing Line Lender. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement. Notwithstanding anything herein to the contrary, no Defaulting Lender shall be entitled to vote (whether to consent or to withhold its consent) with respect to any amendment, modification, termination or waiver and, for purposes of the determining the Required Lenders, the Commitments and the Outstanding Credit Exposure of each Defaulting Lender shall be disregarded and the Agent shall have the ability, but not the obligation, to replace any Defaulting Lender with another lender or lenders.

In addition to the above, any Foreign Subsidiaries of the Borrower may be added as Foreign Subsidiary Borrowers hereto at any time upon (A) the execution and delivery by the Borrower, such Foreign Subsidiary Borrower and the Agent, of a joinder agreement in form satisfactory to the Agent providing for such Subsidiary to become a Foreign Subsidiary Borrower, (B) the execution and delivery by the Borrower of a Guaranty with respect to such Foreign Subsidiary Borrower, (C) the delivery to the Agent of such legal opinions, resolutions and corporate documents as requested by the Agent, (D) the delivery such other documents with respect thereto as the Agent shall reasonably request and (E) the written approval of the Agent.

         8.3. PRESERVATION OF RIGHTS. No delay or omission of the Lenders, the LC Issuer or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Credit Extension notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Credit Extension shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to
Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the LC Issuer and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

         9.1. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrowers contained in this Agreement, as updated from time to time in accordance with Section 8.2, shall survive the making of the Credit Extensions herein contemplated.

         9.2. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, neither the LC Issuer nor any Lender shall be obligated to extend credit to any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.4. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Agent, the LC Issuer and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent, the LC Issuer and the Lenders relating to the subject matter thereof other than the fee letter described in Section 10.13.

         9.5. SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the Arranger shall enjoy the benefits of the provisions of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

         9.6. EXPENSES; INDEMNIFICATION. (i) The Borrower shall reimburse the Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including, without limitation, via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent, the Arranger, the LC Issuer and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agent, the Arranger, the LC Issuer and the Lenders, which attorneys may be employees of the Agent, the Arranger, the LC Issuer or the Lenders) paid or incurred by the Agent, the Arranger, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time Bank One may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "Reports") pertaining to the Borrower's assets for internal use by Bank One from information furnished to it by or on behalf of the Borrower, after Bank One has exercised its rights of inspection pursuant to this Agreement.

         (ii) The Borrower hereby further agrees to indemnify the Agent, the Arranger, the LC Issuer and each Lender, their respective affiliates, and each of their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger, the LC Issuer or any Lender or any affiliate is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Credit Extension hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.

         9.7. NUMBERS OF DOCUMENTS. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

         9.8. ACCOUNTING. (i) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in subsection
(ii) below) be prepared, in accordance with Agreement Accounting Principles (subject, in the case of financial statements which are not fiscal year end statements, to the absence of footnotes and year-end audit adjustments); PROVIDED that, if the Borrower notifies the Agent that it wishes to amend any covenant in Article VI to eliminate the effect of any change in Agreement Accounting Principles (or if the Agent notifies the Borrower that the Agent or the Required Lenders wish to amend Article VI for such purpose), then the Borrower's compliance with such covenants shall be determined on the basis of Agreement Accounting Principles in effect immediately before the relevant change in Agreement Accounting Principles became effective until either such notice is withdrawn or such covenant or any such defined term is amended in a manner satisfactory to the Borrower and the Required Lenders. Notwithstanding anything herein, in any financial statements of the Borrower or in Agreement Accounting Principles to the contrary, for purposes of calculating and determining compliance with the financial covenants in Article VI and determining the Applicable Margin, including defined terms used therein, any Acquisition made by the Borrower or any of its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period for which such financial covenants and the Applicable Margin were calculated shall be deemed to have occurred on the first day of the relevant period for which such financial covenants and the Applicable Margin were calculated on a pro forma basis acceptable to the Agent.

                   (ii) The Borrower shall deliver to the Lenders at the same time as the delivery of any financial statement under Section 6.1(i) or (ii):
(x) a description in reasonable detail of any material variation between the application or other modification of accounting principles employed in the preparation of such statement and the application or other modification of accounting principles employed in the preparation of the immediately prior annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (i) above and (y) reasonable estimates of the difference between such statements arising as a consequence thereof.

         9.9. SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.10. NONLIABILITY OF LENDERS. The relationship between the Borrowers on the one hand and the Lenders, the LC Issuer and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, the Arranger nor any Lender shall have any fiduciary responsibilities to the Borrowers. Neither the Agent, the Arranger, the LC Issuer nor any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of any Borrower's business or operations. Each Borrower agrees that neither the Agent, the Arranger, the LC Issuer nor any Lender shall have liability to such Borrower (whether sounding in tort, contract or otherwise) for losses suffered by such Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger, the LC Issuer nor any Lender shall have any liability with respect to, and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect, consequential or punitive damages suffered by such Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         9.11. CONFIDENTIALITY. Each Lender agrees to hold any confidential information which it may receive from the Borrowers pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (vii) permitted by Section 12.4.

         9.12. NONRELIANCE. Each Lender hereby represents that it is not relying on or looking to any Margin Stock for the repayment of the Credit Extensions provided for herein.

         9.13. DISCLOSURE. The Borrowers and each Lender hereby acknowledge and agree that Bank One and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with the Borrower and its Affiliates.

                                    ARTICLE X

                                    THE AGENT
                                    ---------

         10.1. APPOINTMENT; NATURE OF RELATIONSHIP. Bank One, Michigan is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

         10.2. POWERS. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         10.3. GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

         10.4. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of any Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrowers to the Agent at such time, but is voluntarily furnished by the Borrowers to the Agent (either in its capacity as Agent or in its individual capacity).

         10.5. ACTION ON INSTRUCTIONS OF LENDERS. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so


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


by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6. EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

         10.7. RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

         10.8. AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent and (ii) any indemnification required pursuant to Section 3.5(vii) shall, notwithstanding the provisions of this
Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

         10.9. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

         10.10. RIGHTS AS A LENDER. In the event the Agent is a Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

         10.11. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.12. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time with or without cause by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed and shall not be required if any Default has occurred and is continuing. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, the Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Agent hereunder. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this
Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.

         10.13. AGENT AND ARRANGER FEES. The Borrower agrees to pay to the Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Agent and the Arranger from time to time.

         10.14. DELEGATION TO AFFILIATES. The Borrowers and the Lenders agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.

         10.15. CO-AGENTS, DOCUMENTATION AGENT, SYNDICATION AGENT, ETC. No Lender identified in this Agreement as a "co-agent", "managing agent", "documentation agent" or "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 10.11.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

         11.1. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of such Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due.

         11.2. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon its Outstanding Credit Exposure (other than payments received pursuant to Section 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Aggregate Outstanding Credit Exposure held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of the Aggregate Outstanding Credit Exposure. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their respective Pro Rata Shares of the Aggregate Outstanding Credit Exposure. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

         12.1. SUCCESSORS AND ASSIGNS. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) no Borrower shall have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to this Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of
Section 12.3. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

         12.2. PARTICIPATIONS.

                  12.2.1. PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Outstanding Credit Exposure of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Outstanding Credit Exposure and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  12.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Credit Extension or Commitment in which such Participant has an interest which would require consent of all of the Lenders pursuant to the terms of
         Section 8.2 or of any other Loan Document.

                  12.2.3. BENEFIT OF SETOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in
         Section 11.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each

         Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3. ASSIGNMENTS.

                  12.3.1. PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto. The consent of the Borrower, the Agent and the LC Issuer shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an Affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated). Additionally, each such assignment by a Lender with respect to a Purchaser which is not an Affiliate of such Lender shall (unless each of the Borrower and the Agent otherwise consents) be made simultaneously with an assignment to such Purchaser by such Lender of a pro rata amount of the rights and obligations of such Lender and its Affiliates under the 364-Day Credit Agreement.

                  12.3.2. EFFECT; EFFECTIVE DATE. Upon (i) delivery to the Agent of an assignment, together with any consents required by Section 12.3.1, and (ii) payment of a $3,500 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Outstanding Credit Exposure under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Outstanding Credit Exposure assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         12.4. DISSEMINATION OF INFORMATION. The Borrowers authorize each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; provided that each Transferee and prospective Transferee agrees to be bound by Section 9.11 of this Agreement.

         12.5. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5(iv).

                                  ARTICLE XIII

                                     NOTICES
                                     -------

         13.1. NOTICES. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth in its administrative questionnaire or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under
Article II shall not be effective until received.

         13.2. CHANGE OF ADDRESS. Any Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.



                                   ARTICLE XIV

                                  COUNTERPARTS
                                  ------------

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent, the LC Issuer and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

                                   ARTICLE XV

          CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL
          ------------------------------------------------------------

         15.1. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN.

         15.2. CONSENT TO JURISDICTION. EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR MICHIGAN STATE COURT SITTING IN DETROIT, MICHIGAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DETROIT, MICHIGAN.

         15.3. WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Agent have executed this Agreement as of the date first above written.

                               PIONEER-STANDARD ELECTRONICS, INC.


                               By:  /s/ James L. Bayman
                                  ----------------------------------------------
                                  James L. Bayman

                               Title:  Chairman and Chief Executive Officer
                                     ------------------------------------------
                                        6065 Parkland Blvd.
                                        Cleveland, Ohio 44124

                               Attention:  Steven M. Billick, chief financial
                                           officer
                                        Telephone:   (440) 720-8680
                                        FAX:         (440) 720-8677

Commitments
-----------

         $36,666,669                    BANK ONE, MICHIGAN,
                                        as Administrative Agent and as a Lender

                                        By:  /s/ Paul R. DeMelo
                                            ------------------------------------
                                                PAUL R. DEMELO

                                        Title:  MANAGING DIRECTOR
                                              ----------------------------------
                                                    611 Woodward Avenue
                                                    Detroit, Michigan 48226

                                        Attention:  Krista Flynn
                                                 Telephone:   (313)  225-2487
                                                 FAX:         (313)  226-0085

Commitments
-----------

         $33,000,000                    KEYBANK NATIONAL ASSOCIATION,
                                        as Syndication Agent and as a Lender

                                        By: /s/ Brendon A. Lawlor
                                            ------------------------------------

                                        Title: Vice President
                                              ----------------------------------
                                                 127 Public Square
                                                 Cleveland, OH  44114

                                        Attention: Brendan Lawlor
                                              Telephone:   (216) 689-5642
                                              FAX:         (216) 689-4981

Commitments
-----------

         $29,333,333                    ABN AMRO BANK N.V.,
                                        as Documentation Agent and as a Lender

By:  /s/ Authorized Signatory           By: /s/ N. Smith
    ----------------------------            ------------------------------------

Title:  Vice President                 Title:  Assistant Vice President
      --------------------------              ----------------------------------
                                                    208 S. LaSalle, Suite 1500
                                                    Chicago, IL 60604

                                        Attention: Credit Administration
                                             Telephone:   (312)  992-5110
                                             FAX:         (312)  992-5111

Commitments
-----------

         $25,666,667                    FIRSTAR BANK, NA
                                        as Managing Agent and as Lender

                                        By:   /s/ W. Gregory Schild
                                            ------------------------------------

                                        Title:  Vice President
                                              ----------------------------------
                                                1350 Euclid Avenue, Suite 800
                                                Cleveland, OH  44115

                                        Attention:  John D. Barrett
                                              Telephone:   (216) 623-9221
                                              FAX:         (216) 623-9208

Commitments
-----------

         $18,333,333                    BANK OF TOKYO-MITSUBISHI, LTD.,
                                        as a Co-Agent and as a Lender

                                        By:  /s/ Hasashi Miyashiro
                                            ------------------------------------
                                            Hasashi Miyashiro

                                        Title:   Deputy General Manager
                                               ---------------------------------
                                                    227 W. Monroe St.
                                                    Suite 2300
                                                    Chicago, IL 60606

                                        Attention: Thomas Denio
                                              Telephone:    (312)  696-4665
                                              FAX:          (312)  696-4535

Commitments
-----------

         $18,333,333                    THE CHASE MANHATTAN BANK,
                                        as a Co-Agent and as a Lender

                                        By:  /s/ Henry W. Centa
                                            ------------------------------------

                                        Title:  Vice President
                                              ----------------------------------
                                                    250 West Huron Road
                                                    Cleveland, OH  44113

                                        Attention: Henry W. Centa
                                              Telephone:   (216)  479-2534
                                              FAX:         (216)  479-2732

Commitments
-----------

         $18,333,333                    COMERICA BANK,
                                        as a Co-Agent and as a Lender

                                        By:  /s/ Jeffrey J. Judge
                                           -------------------------------------

                                        Title:   Vice President
                                               ---------------------------------
                                                    500 Woodward Avenue
                                                    MC 3268
                                                    Detroit, Michigan 48226

                                        Attention: Jeffrey J. Judge
                                              Telephone:    (313)  222-3801
                                              FAX:          (313)  222-9514

Commitments
-----------

         $18,333,333                    HARRIS TRUST AND SAVINGS BANK,
                                        as a Co-Agent and as a Lender

                                        By:  /s/ Michael J. Johnson
                                            ------------------------------------
                                               MICHAEL J. JOHNSON

                                        Title: VICE PRESIDENT
                                              ----------------------------------
                                                    111 West Monroe Street
                                                    Chicago, IL 60603

                                        Attention: Michael J. Johnson
                                              Telephone:  (312)  461-5457
                                              FAX:        (312)  461-5225

Commitments
-----------

         $18,333,333                    MELLON BANK, N.A.,
                                        as a Co-Agent and as a Lender

                                        By:   Mark F. Johnston
                                           -------------------------------------

                                        Title:  VP
                                              ----------------------------------
                                                    Three Mellon Bank Center
                                                    Room 1203
                                                    Pittsburgh, PA  15259

                                        Attention: Mark F. Johnston
                                              Telephone:    (412)  326-2793
                                              FAX:          (412)  326-1914

Commitments
-----------

         $18,333,333                 NATIONAL CITY BANK ,
                                     as a Co-Agent and as a Lender

                                     By:  /s/ Anthony J. DiMare
                                         ---------------------------------------

                                     Title:  S.V.P
                                            ------------------------------------
                                             1900 East Ninth Street - Loc. 2083
                                             Cleveland, OH  44114

                                     Attention:  Anthony J. DiMare
                                           Telephone:  (216)  575-3344
                                           FAX:        (216)  575-9396

Commitments
-----------

         $11,000,000                    FIFTH THIRD BANK, NORTHEASTERN OHIO


                                        By:  /s/ R. C. Lanctot
                                            ------------------------------------

                                        Title:  V.P.
                                              ----------------------------------
                                                    1404 East 9th Street
                                                    Cleveland, OH  44114

                                        Attention: Roy C. Lanctot
                                              Telephone:    (216)  274-5473
                                              FAX:          (216)  274-5510

Commitments
-----------

         $11,000,000                    FIRSTMERIT BANK, N.A.


                                        By:  /s/ Edward O. Yannayon
                                           -------------------------------------

                                        Title:  Vice President
                                              ----------------------------------
                                                    106 S. Main Street
                                                    Akron, Ohio 44308

                                        Attention: Ed Yannayon
                                              Telephone:   (330)  996-6044
                                              FAX:         (330)  996-6272

Commitments
-----------

         $11,000,000                 THE FUJI BANK, LIMITED


                                     By:  /s/ Peter L. Chinnici
                                         --------------------------------------
                                         Peter L. Chinnici

                                     Title:  Senior Vice President & Group Head
                                           ------------------------------------

Commitments
-----------

         $7,333,333            BW CAPITAL MARKETS, INC.


                               By:  /s/ Philip G. Waldrop     /s/ Thomas A. Lowe
                                   ---------------------------------------------
                                        Philip G. Waldrop      Thomas A. Lowe

                               Title:   Vice President         Vice President
                                      ------------------------------------------
                                           630 Fifth Avenue
                                           Rockefeller Center
                                           Suite 1919
                                           New York, NY 1011

                               Attention: Thomas A. Lowe
                                     Telephone:   (212)  218-1804
                                     FAX:         (212)  218-1816

                                PRICING SCHEDULE

============================ ============== ================== ================== ================= ================
     APPLICABLE MARGIN          LEVEL I         LEVEL II          LEVEL III          LEVEL IV          LEVEL V
                                STATUS           STATUS             STATUS            STATUS            STATUS

---------------------------- -------------- ------------------ ------------------ ----------------- ----------------
Eurodollar Rate and Letter       0.80%            1.00%              1.20%             1.50%             1.80%
of Credit Applicable Margin
---------------------------- -------------- ------------------ ------------------ ----------------- ----------------
 Floating Rate Applicable         0%               0%                 0%                 0%               0%
          Margin
============================ ============== ================== ================== ================= ================
  Facility Fee Applicable        0.20%            0.25%              0.30%             0.375%            0.45%
          Margin
============================ ============== ================== ================== ================= ================



         Notwithstanding the above table or anything herein to the contrary, (a) if at any time the Borrower has no Moody's Rating or no S&P Rating, Level V Status shall exist and (b) if the Borrower's Moody's Rating and S&P Rating are split by more than one level, the Status shall be determined based on the rating one level below the higher rating.

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Level I Status" exists at any date if, on such date, the Borrower's Moody's Rating is Baa2 or better or the Borrower's S&P Rating is BBB or better.

         "Level II Status" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status and (ii) the Borrower's Moody's Rating is Baa3 or better or the Borrower's S&P Rating is BBB- or better.

         "Level III Status" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Borrower's Moody's Rating is Ba1 or better or the Borrower's S&P Rating is BB+ or better.

         "Level IV Status" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and
(ii) the Borrower's Moody's Rating is Ba2 or better or the Borrower's S&P Rating is BB or better.

         "Level V Status" exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status, Level III or Level IV Status.

         "Moody's Rating" means, at any time, the rating issued by Moody's and then in effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

         "S&P Rating" means, at any time, the rating issued by S&P and then in effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV or Level V Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as determined from its then-current Moody's and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date.

                                    EXHIBIT A

                                 FORM OF OPINION

                  [To be replaced by opinion issued at closing]

                                                                      ,
                                                        --------------

The Agent, the LC Issuer and the Lenders who are parties to the Five-Year Credit Agreement described below.

Gentlemen/Ladies:


         We are counsel for Pioneer-Standard Electronics, Inc. (the "Borrower"), and have represented the Borrower in connection with its execution and delivery of a Five-Year Credit Agreement dated as of September 15, 2000 (the "Agreement") among the Borrowers, the Lenders named therein, and Bank One, Michigan, as Agent and as LC Issuer, and providing for Credit Extensions in an aggregate principal amount not exceeding $275,000,000 at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

         We have examined the Borrower's **[describe constitutive documents of Borrower and appropriate evidence of authority to enter into the transaction]**, the Loan Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         l. Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         2. The execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance by the Borrower of its obligations thereunder have been duly authorized by proper corporate proceedings on the part of the Borrower and will not:

                  (a) require any consent of the Borrower's shareholders or members (other than any such consent as has already been given and remains in full force and effect);

                  (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

                  (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any indenture, instrument or agreement binding upon the Borrower or any of its Subsidiaries.

         3. The Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the best of our knowledge after due inquiry, threatened against the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Loan Documents.

         This opinion may be relied upon by the Agent, the LC Issuer the Lenders and their participants, assignees and other transferees.



                                              Very truly yours,

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

To:      The Lenders parties to the
         Five-Year Credit Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Five-Year Credit Agreement dated as of September 15, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement") among Pioneer-Standard Electronics, Inc. (the "Borrower"), the foreign subsidiary borrowers and lenders party thereto and Bank One, Michigan, as Agent for the Lenders and as LC Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.  I am the duly elected                       of the Borrower;
                                   ---------------------

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

         4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of _______, ____.

                                                              __________________

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                      Compliance as of _________, ____ with
                        Provisions of _____ and ______ of
                                  the Agreement

                                    EXHIBIT C

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (this "Assignment Agreement") between _______________ (the "Assignor") and ___________________ (the "Assignee") is
dated as of _________, _______. The parties hereto agree as follows:


         1. PRELIMINARY STATEMENT. The Assignor is a party to a Five-Year Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents relating to the facilities listed in Item 3 of Schedule 1. The aggregate Commitment (or Outstanding Credit Exposure, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after this Assignment Agreement, together with any consents required under the Credit Agreement, are delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date are not made on the proposed Effective Date.

         4. PAYMENT OBLIGATIONS. In consideration for the sale and assignment of Outstanding Credit Exposure hereunder, the Assignee shall pay the Assignor, on the Effective Date, the amount agreed to by the Assignor and the Assignee. On and after the Effective Date, the Assignee shall be entitled to receive from the Agent all payments of principal, interest, Reimbursement Obligations and fees with respect to the interest assigned hereby. The Assignee will promptly remit to the Assignor any interest on Loans and fees received from the Agent which relate to the portion of the Commitment or Outstanding Credit Exposure assigned to the Assignee hereunder for periods prior to the Effective Date and not previously paid by the Assignee to the Assignor. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. RECORDATION FEE. The Assignor and Assignee each agree to pay one-half of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement unless otherwise specified in Item 6 of Schedule 1.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder, (ii) such interest is free and clear of any adverse claim created by the Assignor and
(iii) the execution and delivery of this Assignment Agreement by the Assignor is duly authorized. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of any Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of any Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS AND UNDERTAKINGS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) confirms that the execution and delivery of this Assignment Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement, and
(ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.

         8. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Michigan.

         9. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         10. COUNTERPARTS; DELIVERY BY FACSIMILE. This Assignment Agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this Assignment Agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this Assignment Agreement.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Assignment Agreement by executing Schedule 1 hereto as of the date first above written.

                                   SCHEDULE 1
                             to Assignment Agreement

1.       Description and Date of Credit Agreement:

2.       Date of Assignment Agreement:   _______, ______

3.       Amounts (As of Date of Item 2 above):

                                                     Facility      Facility      Facility     Facility
                                                         1*            2*           3*           4*
                                                     --------      ---------     --------     --------

         a.       Assignee's percentage
                  of each Facility purchased
                  under the Assignment
                  Agreement**                                %             %            %             %
                                                     --------      --------      -------      --------

         b.       Amount of
                  each Facility
                  purchased
                  under the Assignment
                  Agreement***                       $            $             $             $
                                                      -------      -------       -------       -------

4.       Assignee's Commitment (or
         Outstanding Credit Exposure
         with respect to terminated
         Commitments) purchased
         hereunder:                                    $
                                                        --------
5.       Proposed Effective Date:
                                               ------------------------
6.       Non-standard Recordation Fee
         Arrangement                                  N/A***
                                                [Assignor/Assignee
                                                to pay 100% of fee]
                                                [Fee waived by Agent]
Accepted and Agreed:

[NAME OF ASSIGNOR]                              [NAME OF ASSIGNEE]

By:                                             By:
    ------------------------------                 -----------------------------

Title:                                          Title:
       ---------------------------                    --------------------------

ACCEPTED AND CONSENTED TO**** BY            ACCEPTED AND CONSENTED TO BY
[NAME OF BORROWER]                          [NAME OF AGENT]

By:                                         By:
    -----------------------------              --------------------------------
Title:                                      Title:
       --------------------------                 ------------------------------



* Insert specific facility names per Credit Agreement
** Percentage taken to 10 decimal places
*** If fee is split 50-50, pick N/A as option
**** Delete if not required by Credit Agreement

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

                        ADMINISTRATIVE INFORMATION SHEET
                        --------------------------------

         Attach Assignor's Administrative Information Sheet, which must include notice addresses for the Assignor and the Assignee
                            (Sample form shown below)

                              ASSIGNOR INFORMATION
                              --------------------

CONTACT:
-------

Name:                                       Telephone No.:
     -----------------------------                        ----------------------
Fax No.:                                    Telex No.:
         -------------------------                    --------------------------
                                            Answerback:
                                                        ------------------------

PAYMENT INFORMATION:
--------------------

Name & ABA # of Destination Bank:
                                  ----------------------------------------------

                                  ----------------------------------------------

Account Name & Number for Wire Transfer:
                                         ---------------------------------------

                                         ---------------------------------------

Other Instructions:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNOR:
--------------------------------  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------



                              ASSIGNEE INFORMATION
                              --------------------

CREDIT CONTACT:
--------------

Name:                                        Telephone No.:
     --------------------------                            ---------------------
Fax No.:                                     Telex No.:
         ----------------------                        -------------------------
                                             Answerback:
                                                        ------------------------

KEY OPERATIONS CONTACTS:
-----------------------

Booking Installation:                        Booking Installation:
                     ------------------                           --------------
Name:                                        Name:
     ----------------------------------            -----------------------------
Telephone No.:                               Telephone No.:
              -------------------------                    ---------------------
Fax No.:                                     Fax No.:
         ------------------------------              ---------------------------
Telex No.:                                   Telex No.:
           ----------------------------                -------------------------
Answerback:                                  Answerback:
           ----------------------------                 ------------------------

PAYMENT INFORMATION:
--------------------

Name & ABA # of Destination Bank:
                                 -----------------------------------------------

                                 -----------------------------------------------

Account Name & Number for Wire Transfer:
                                        ----------------------------------------

                                        ----------------------------------------

Other Instructions:
                   -------------------------------------------------------------
--------------------------------------------------------------------------------

ADDRESS FOR NOTICES FOR ASSIGNEE:
--------------------------------  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

         BANK ONE INFORMATION
         --------------------

         Assignee will be called promptly upon receipt of the signed agreement.

INITIAL FUNDING CONTACT:                      SUBSEQUENT OPERATIONS CONTACT:
-----------------------                       -----------------------------

Name:                                         Name:
            ------------------------               -----------------------------
Telephone No.:  (313)                         Telephone No.:  (313)
               ---------------------                         -------------------
Fax No.:  (313)                               Fax No.: (313)
         ---------------------------                   -------------------------
                                              Bank One Telex No.:
                                                                  --------------
INITIAL FUNDING STANDARDS:
-------------------------

Libor - Fund 2 days after rates are set.

BANK ONE WIRE INSTRUCTIONS:         Bank One, Michigan, ABA #
--------------------------                                    ------------
                                        LS2 Incoming Account #
                                                              --------------
                                        Ref:
                                            ----------------
ADDRESS FOR NOTICES FOR BANK ONE:       611 Woodward, Detroit, MI  60670
--------------------------------        Attn:
                                              ---------------------
                                        Fax No. (313)         or (313)
                                                     ---------        ----------

                                    EXHIBIT D
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To Bank One, Michigan,
 as Agent (the "Agent") under the Five-Year Credit Agreement
 Described Below.

Re: Five-Year Credit Agreement, dated September 15, 2000 (as the same may be amended or modified, the "Credit Agreement"), among Pioneer-Standard Electronics, Inc.(the "Borrower"), the Foreign Subsidiary Borrowers and Lenders party thereto, the LC Issuer and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 13.1 of the Credit Agreement or based on any telephonic notice made in accordance with
Section 2.15 of the Credit Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------
Customer/Account Name
                     -----------------------------------------------------------
Transfer Funds To
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
For Account No.
               -----------------------------------------------------------------
Reference/Attention To
                      ----------------------------------------------------------

Authorized Officer (Customer Representative)    Date
                                                     ---------------------------

-----------------------------------------       --------------------------------
(Please Print)                                  Signature

Bank Officer Name                               Date
                                                    ----------------------------

-----------------------------------------       --------------------------------
(Please Print)                                  Signature


    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                    EXHIBIT E
                                      NOTE

                                                               [Date]


         _______________________, a ___________________ (the "Borrower"),
promises to pay to the order of ____________________________________ (the
"Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, Michigan in Detroit, Michigan, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Five-Year Credit Agreement dated as of September 15, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the foreign subsidiary borrowers and lenders party thereto, including the Lender, the LC Issuer and Bank One, Michigan, as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                               ---------------------------------
                                               By:
                                                  ------------------------------
                                               Print Name:
                                                          ----------------------
                                               Title:
                                                     ---------------------------

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

                                       TO
                              NOTE OF ____________,
                                DATED _________,

                             Principal                 Maturity                    Principal
                             Amount of                of Interest                   Amount               Unpaid
         Date                  Loan                     Period                       Paid                Balance
----------------------------------------------------------------------------------------------------------------







